As filed with the Securities and Exchange Commission on April 6, 2018

1933 Act File No. 333-222968
1940 Act File No.   811-23326
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-2

(Check appropriate box or boxes.)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant's Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 220 East Las Colinas Boulevard Suite 1200 Irving, Texas 75039 (Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)	With copies to: Kathy K. Ingber, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common Shares of Beneficial Interest	100,000	$10	$1,000,000	$124.50

(1) Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

(2) A registration fee in the amount of $124.50 was previously paid in connection with the initial filing made on February 9, 2018.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus (Subject to Completion) dated April 6, 2018.

American Beacon

Sound Point Enhanced Income FundSM

PROSPECTUS

xx xx. 20xx

Share Class
Y Class
American Beacon Sound Point Enhanced Income Fund	SPEYX

American Beacon Sound Point Enhanced Income Fund (the "Fund") is a series of a newly-organized non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest ("Shares").  The Fund currently offers one class of Shares: Y Class.

Investment Objectives.  The Fund seeks to provide high current income and, secondarily, capital appreciation.

Investment Strategy.  The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit-related instruments, including corporate obligations and securitized and structured issues of varying maturities. Corporate obligations may include fixed and floating-rate securities and bank loans, among others, issued by U.S. or foreign (non-U.S.) entities.  The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, the Manager and Sub-Advisor (each as defined below) expect, under normal circumstances, bank loans to constitute at least 40% of the Fund's managed assets (as defined below).  Bank loans may include first-lien and second-lien loans, among other loan types. Securitized issues primarily include Collateralized Loan Obligations ("CLOs"), and structured notes generally include Credit-Linked Notes ("CLNs"). The Fund also expects to have exposure to equity-related securities, which typically include the equity tranches of securitized issues. Instruments may be issued by public or private entities and may be restricted as to the type of entity or investor that may transact in them. The Fund may invest without limit in securities rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) and in unrated securities. The Fund may seek to invest in the obligations of companies undergoing an actual or anticipated corporate event or transaction (e.g., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies) or an external event (e.g., a macro event impacting relevant markets), which is sometimes referred to as "event-driven" investing. The Fund also expects to utilize derivative instruments, including swaps, and forwards to implement its investment strategy and/or hedge  the Fund's exposures. The average duration of the Fund's portfolio is generally expected to range between 0 and 4 years, although it may be longer depending on market conditions and other factors. The Fund expects to utilize leverage, as further discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund may invest without limit in illiquid securities.

Securities Offered. This prospectus ("Prospectus") applies to the offering of Y Class Shares. The minimum initial investment for the Fund's Y Class Shares is $100,000 per account. The Manager (as defined below) may allow a reasonable period of time after opening an account for a Y Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client. The Fund is authorized as a series of a Delaware statutory trust to issue an unlimited number of Shares. The Fund is offering to sell its Y Class Shares on a continuous basis. Resolute Investment Distributors, Inc. (the "Distributor") is currently the exclusive distributor for the Shares, and distributes the Shares on a best efforts basis. The Fund may issue different classes of Shares with different expense structures, purchase restrictions, sales charges and ongoing fees, rights and privileges in the future. The Fund anticipates that investors will be able to purchase Shares directly from the Fund's transfer agent in the near future. No arrangement has been made to place investors' funds in an escrow, trust or similar account. Assets that cannot be invested promptly in corporate obligations, securitized and structured issues, or related derivatives, will be invested in cash or cash equivalents.

Interval Fund.  The Fund is an "interval fund," a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase Shares, typically in the amount of 5% of its outstanding Shares at net asset value ("NAV") per share, reduced by any applicable repurchase fee, subject to approval of the Board of Trustees (the "Board" or "Trustees").  In all such cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund's outstanding Shares.  It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund's Shares are not listed on a national securities exchange, and the Fund does not currently intend to list its Shares for trading on any exchange. There is not expected to be any secondary trading market in the Shares; therefore, the Shares are not readily marketable. Even though the Fund will provide liquidity to shareholders by making quarterly offers to repurchase a portion of the Shares, you should consider the Shares to be illiquid.

Leverage.  The Fund may add leverage to its portfolio directly or indirectly through the use of a line of credit or by derivatives such as utilizing derivatives such as total return swaps (including contracts for difference) in an amount up to 33 1/3% of the Fund's total assets (including the amounts of leverage obtained through the use of such instruments minus liabilities not represented by senior securities), which is 50% of the Fund's net assets. The Fund may also enter into other transactions that may give rise to a form of leverage such as (i) investing in certain other derivatives, including credit default swaps, and forward contracts (including non-deliverable forwards), among others, and (ii) engaging in forward-commitment transactions, such as when-issued and delayed-delivery transactions or reverse repurchase transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund currently does not expect to use leverage before its assets reach approximately $25 million.

Thereafter, the Fund currently expects that leverage will be up to 20% of the Fund's managed assets under normal market conditions. "Managed assets" means the total assets of the Fund (including assets attributable to the proceeds of leverage) minus accrued liabilities (other than liabilities attributable to such leverage).  The Fund may choose to increase, decrease or eliminate entirely its use of leverage over time and from time to time based on the Sub-Advisor's assessments of the yield curve, interest rates, credit spreads, market conditions and other factors. By using leverage, the Fund seeks to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.  The fees received by the Fund's Manager and Sub-Advisor are based on the average daily managed assets of the Fund (including any assets attributable to leverage). Therefore, the Manager and Sub-Advisor have a financial incentive to cause the Fund to use leverage, which may create a conflict of interest between the Manager and Sub-Advisor, on the one hand, and the holders of Shares, on the other hand.

Investment Manager.  American Beacon Advisors, Inc. ("American Beacon" or the "Manager") will serve as the investment manager and administrator of the Fund.  As of February 28, 2018, the Manager had approximately $59 billion in assets under management.

Investment Sub-Advisor.  Sound Point Capital Management, LP ("Sound Point" or the "Sub-Advisor") will serve as the investment Sub-Advisor of the Fund. As of March 31, 2018, Sound Point had approximately $2.8 billion assets under management.

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Because the Fund is newly organized, its Shares have no performance history.

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Because the Fund has no minimum asset threshold that must be satisfied prior to launch, the amount of capital actually raised by the Fund may be insufficient to allow the Fund to realize its investment objectives, which may adversely affect the Fund's financial condition, liquidity and results of operations.

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The Fund does not intend to list its Shares on any securities exchange and the Fund does not expect a secondary market in its Shares to develop.

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If and to the extent that the Fund lists its shares or a public trading market otherwise develops, shares of closed-end funds, such as the Fund, have a tendency to trade frequently at a discount from their NAV per share, which is determined daily.

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Shares of the Fund are not redeemable. However, as described above and in this Prospectus, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.  An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

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Even though the Fund will make quarterly offers to repurchase its outstanding Shares (currently expected to be in the amount of 5% per quarter), investors should consider Shares of the Fund to be an illiquid investment.

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There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

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There is no assurance that the Fund will be able to maintain a certain level of distributions.  All or a portion of the Fund's distributions may consist of a return of capital, which, among other things, will reduce the shareholders' federal tax basis in their Shares. As a result of such reduction in tax basis, shareholders who sell their Shares at a loss to their original investment may be subject to federal income tax in connection with the sale.

Investors should carefully consider the Fund's risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Because of the risk associated with the Fund's ability to invest in obligations and related instruments of varying levels of seniority, including subordinated debt obligations, high yield securities, securities of distressed and defaulted issuers, delayed funding loans, illiquid securities, unsecured obligations, CLOs, CLNs, and derivatives and the Fund's ability to use leverage, an investment in the Fund should be considered speculative and involving a high degree of risk. Investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to their investment objectives and personal financial situation and (ii) consider factors such as their personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program. Investment should be avoided when an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of his or her investment. An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.  See "The Fund's Investment Objectives and Strategies — Risk Considerations" beginning on page 22 of the Prospectus to read about the risks you should consider before buying Shares.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Y Class Shares are sold at a public offering price equal to their NAV per share.

	Price to public	Sales load	Proceeds to Fund
Per Y Class Share	$10.00	None	$10.00
Total	$xx	None	$xx

Please read this Prospectus carefully before deciding whether to invest, and retain it for future reference.  This Prospectus sets forth concisely important information you should know before investing in the Shares.  A Statement of Additional Information ("SAI") dated xx xx. 20xx, as it may be amended, containing additional information about the Fund, has been filed with the SEC. The SAI and, when available, the annual and semi-annual reports to shareholders and other information about the Fund can be obtained without charge by calling 833-262-3226, or you may access these documents on the Fund's website at www.americanbeaconfunds.com.  A table of contents to the SAI is located on page 50 of this Prospectus. This Prospectus incorporates by reference the entire SAI. The SAI as well as material incorporated by reference into the Fund's Registration Statement and other information regarding the Fund, are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Fund's address is 220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

An investor should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different information, you should not assume that the Fund has authorized or verified it. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

Prospectus Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's Shares (as defined below). You should review the more detailed information contained in this prospectus ("Prospectus") and in the Statement of Additional Information ("SAI"). In particular, you should carefully read the risks of investing in the Fund's Shares, as discussed under "Investment Objectives, Strategy and Risks—Risk Considerations."

The Fund

The American Beacon Sound Point Enhanced Income Fund (the "Fund") is a series of a newly-organized, non-diversified, closed-end management investment company of the same name (the "Trust") that continuously offers its shares of beneficial interest (the "Shares"). The Fund is operated as an "interval fund" (as defined below). The Fund currently offers one class of Shares: Y Class. The Fund may issue different classes of Shares with different expense structures, purchase restrictions, sales charges and ongoing fees, rights and privileges in the future. An investment in the Fund may not be appropriate for all investors.

The Offering

The Fund's Shares are offered on a continuous basis at net asset value ("NAV") per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders or the reinvestment of dividends and other distributions by existing shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

The Fund's Shares are offered through Resolute Investment Distributors, Inc. (the "Distributor"), which is the exclusive distributor of Shares, on a best-efforts basis. For additional information, see "Plan of Distribution."  The minimum investment is $100,000, subject to certain exceptions.  The Fund reserves the right to reject a purchase order for any reason.  See "How to Buy Shares" below for more information.  Shareholders will not have the right to redeem their Shares.  However, as described below, in order to provide liquidity to shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

Periodic Repurchase Offers

The Fund is an "interval fund," a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Trustees ("Board" or "Trustees"), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 5% of its outstanding Shares at NAV per share, which is the minimum amount permitted.  Quarterly repurchase offers will occur in the months of January, April, July and October. Written notification of each quarterly repurchase offer (the "Repurchase Offer Notice") is sent to shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which shareholders can tender their Shares in response to a repurchase offer) (the "Repurchase Request Deadline"). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary.  The Fund's Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund's repurchase offers may subject the Fund and shareholders to special risks. See "Periodic Repurchase Offers" and "Risk Considerations—Repurchase Offers Risk."

Investment Objectives and Strategies

Investment Objectives

The Fund seeks to provide high current income and, secondarily, capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in a variety of credit-related instruments, including corporate obligations and securitized and structured issues from U.S. or foreign (non-U.S.) corporations or other business entities. The Fund may invest in public, private or restricted securities of any maturity and credit quality, including securities rated below investment grade and unrated securities. Securities rated below investment grade are commonly referred to as "high-yield" or "junk" bonds and may include stressed, distressed and defaulted issuers. The Fund's holding may have fixed, variable or floating-rate coupons, and the average duration range of the Fund's portfolio is expected to be between zero and four (0 and 4) years, although it may be longer depending on market conditions and other factors.  The Fund may also seek to use leverage directly or indirectly to enhance the return on the Shares by borrowing, investing in certain derivative instruments and/or engaging in forward-commitment transactions or reverse repurchase transactions. The Fund may adjust the amount of leverage over time based on the outlook for the markets.

Corporate obligations in which the Fund may invest will typically include bank loans, corporate notes and other debt or income-producing securities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, the Manager and Sub-Advisor expect, under normal circumstances, bank loans to constitute at least 40% of the Fund's managed assets (including any assets attributable to leverage).. Bank loans may include first-lien and second-lien loans, among other loan types. Securitized issues primarily include Collateralized Loan Obligations ("CLOs"), including the equity tranches of a CLO, and structured notes generally include Credit-Linked Notes ("CLNs").

The Fund may invest in the obligations of companies undergoing an actual or anticipated corporate event, transaction or other catalyst, which is sometimes referred to as "event-driven" investing. These may be external (e.g., a macro event impacting relevant markets) or internal events that are specific to the company (e.g., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund's investment in the relevant company.

The Fund may invest in U.S. dollar and non-U.S.-dollar denominated instruments, including those of foreign issuers. And, for the purposes of achieving its investment objectives, hedging risks and/or improving liquidity, the Fund may use derivatives, such as swaps (including credit default swaps, total return swaps (including contracts for difference), and interest rate swaps), and forwards (including non-deliverable forwards) on selected entities, currencies or indexes.

Prospectus – Prospectus Summary	1

Assets that cannot be invested promptly in corporate obligations, securitized and structured issues, or related derivatives, will be invested in cash or cash equivalents.

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund may invest without limit in illiquid securities.

The Fund's investment objectives and policies, other than those policies identified in this Prospectus as "fundamental," may be changed without shareholder approval.

The Fund had not commenced operations prior to the date of this Prospectus. A new or smaller fund's performance may not represent how the fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund, such as the Fund. The Fund will also require a period of time before it is fully invested in securities that meet its investment objectives and policies and achieves a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, the Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. As a new fund, the Fund may not attract sufficient assets to achieve investment and trading efficiencies. See "Risk Considerations--New/Small Fund Risk."

Portfolio Management Strategies

American Beacon Advisors, Inc. ("American Beacon" or the "Manager") will serve as the Manager and Sound Point Capital Management, LP ("Sound Point" or the "Sub-Advisor") will serve as the Sub-Advisor to the Fund. See "Management of the Fund." The investment strategies to be utilized by Sound Point are described below.

Investment Selection Strategies

When making investment decisions for the Fund, the Sub-Advisor will utilize a blend of top-down and bottom-up analysis. The top-down approach consists of (1) macro analysis that considers the economic outlook, financial and credit markets, new and secondary issues, regulatory changes, merger and acquisition trends, and valuations; (2) cross-asset relative valuation analysis that considers the credit spectrum for attractive relative-value opportunities (e.g., analysis of valuation metrics across loans, bonds and CLOs to identify and monitor optimal risk/return opportunities); and (3) sector analysis that considers factors affecting the major sectors within the credit universe. Top-down analysis is then complemented with bottom-up research to (1) determine the issuer's ability to service its debt; (2) understand the issuer's management team and their ability to meet goals, and (3) review the deal structure and offering documents and perform other financial modeling and scenario testing.

The Fund will consider selling all or a portion of a position if, in the opinion of the investment team, (1) the issuer's credit fundamentals begin to deteriorate, (2) the issuer's business strategy or key personnel change, or (3) the investment team identifies a more attractive investment opportunity.

Credit Quality

The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody's Investor Service, Inc. ("Moody's") or below BBB- by either S&P Global Ratings, a division of The McGraw-Hill Company, Inc. ("S&P") or Fitch, Inc. ("Fitch")), or unrated but determined by the Sub-Advisor to be of comparable credit quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal and are commonly referred to as "high yield" or "junk" bonds. The Fund may invest in securities of stressed or distressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organization (for example, Ca or lower by Moody's or CC or lower by S&P or Fitch) or, if unrated, are determined by the Sub-Advisor to be of comparable quality. The Fund may also invest in defaulted securities and debtor-in-possession financings. The Sub-Advisor relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating-agency or third-party research. The Fund's portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that they believe are undervalued or that offer potentially attractive yields relative to their assessment of the credit characteristics. The Sub-Advisor's capabilities in credit analysis are particularly important when investing in lower quality debt securities.

Duration Management

Duration is a measure used to determine the sensitivity of an instrument's price to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.  The average duration of the Fund's portfolio is expected to be in the range of zero to four (0 to 4) years, as calculated by the Sub-Advisor, although it may be longer at any time or from time to time depending on market conditions and other factors.  The average duration of the Fund's portfolio may be maintained at a very low level from time to time which would potentially benefit the Fund in an environment of rising interest rates, but it may adversely impact the Fund in an environment of falling interest rates. While the Fund seeks to maintain the average portfolio duration range stated above, there is no limit on the maturity or duration of any individual instrument in which the Fund may invest. The Sub-Advisor believes that maintaining the average duration within this range offers flexibility and the opportunity to enhance returns while potentially limiting exposure to interest rate volatility and related risks.

Portfolio Contents

The Fund will invest in a variety of credit-related sectors including bank loans, corporate obligations and other debt or income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities. Bank loans include, among others, first- and second- lien loans, delayed funding loans, revolving credit facilities, payment-in-kind loans, debtor-in-possession loans, and loan participations and assignments. Corporate obligations may include bonds of public and private organizations; securitized instruments, including CLOs; and structured notes, including CLNs. The Fund may invest in any level of the capital structure, including the senior, mezzanine and subordinated issues, which may include the "equity" or "first loss" tranches. The coupons on the Fund's holdings may be fixed, floating or variable rate. Substantially all of the Fund's holdings may consist of below investment grade securities (commonly referred to as "high yield" or "junk" bonds). The Fund may invest in debt securities of stressed, distressed and defaulted issuers and may invest in debtor-in-possession financings. The obligations in which the Fund invests may be secured or unsecured.

The Fund will generally invest in instruments denominated in U.S. dollars, but the Fund may also invest in instruments denominated in other developed-country currencies, such as the Euro.

The Fund may also utilize various derivative strategies (both long and short positions) involving the purchase or sale of credit default swaps, total return swaps (including contracts for difference), interest rate swaps, forward contracts (including foreign currency exchange contracts), and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency or other risks in the portfolio.

The Fund may engage in forward-commitment transactions, such as when-issued and delayed-delivery transactions.

2	Prospectus – Prospectus Summary

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of companies with any market capitalization, including small, medium and large corporations.

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities.  Please see "Portfolio Contents" for additional information.

Leverage

Subject to market conditions, the Fund may seek to use leverage directly or indirectly to enhance the return to shareholders, subject to the restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Leveraging is a speculative technique, and there are special risks and costs involved. Leverage exists when proceeds made available to the Fund, through an investment technique or through borrowings, are used to make additional investments. The Fund currently does not expect to use leverage before its assets reach approximately $25 million. Thereafter, the Fund expects that leverage would be up to 20% of the Fund's managed assets (including any assets attributable to leverage) under normal market conditions. However, the Fund may leverage up to the maximum amount permitted by the Investment Company Act, and may choose to increase, decrease or eliminate entirely its use of leverage over time and from time to time based on the Sub-Advisor's assessments of the investment opportunities, credit spreads, interest rates, the yield curve, market conditions and other factors.  The maximum amount of debt leverage the Investment Company Act permits is 33 1/3% of the Fund's total assets (including the amount of leverage obtained through the use of such instruments minus liabilities not represented by senior securities), which is 50% of the Fund's net assets.

The Fund currently expects to obtain leverage through the use of a line of credit or by utilizing total return swaps (including contracts for difference). Total return swaps may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. The Fund may also enter into other transactions that may give rise to a form of leverage such as (i) investing in certain other derivatives, such as credit default swaps, and forward contracts (including foreign currency exchange contracts), among others, and by (ii) engaging in forward commitment transactions, which may involve when-issued securities, delayed-delivery transactions or other transactions involving forward commitments, or reverse repurchase agreements. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The net proceeds the Fund obtains from a line of credit, total return swaps or other forms of leverage will be invested in accordance with the Fund's investment objectives and policies as described in this Prospectus. As long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund's assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends and other distributions to holders of Shares than if the Fund were not so leveraged.

The fees received by the Manager and Sub-Advisor are based on the average daily managed assets of the Fund (including any assets attributable to leverage). Therefore, the Manager and Sub-Advisor have a financial incentive to cause the Fund to use leverage, which may create a conflict of interest between the Manager and Sub-Advisor, on the one hand, and the holders of Shares, on the other hand.

Please see "Leverage," "Risk Considerations—Leverage Risk" and "Risk Considerations—Segregation Risk" for additional information regarding leverage and related risks.

The Investment Manager and Administrator

American Beacon will serve as the Manager and administrator of the Fund, subject to the supervision of the Board. The Manager will provide the Fund with management and administrative services and provides oversight of the Sub-Advisor. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.  The Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") As of February 28, 2018, the Manager had approximately $59 billion in assets under management.

The Sub-Advisor

Sound Point will serve as the Sub-Advisor of the Fund.  Sound Point  is a Delaware limited partnership and is registered as an investment adviser under the Advisers Act. Stephen Ketchum, Rick Richert, Ryan Kohan and Garrick Stannard will be jointly and primarily responsible for the day-to-day investment of the Fund. The address of the Sub-Advisor is 375 Park Avenue, 33rd Floor, New York, NY 10152.  As of March 31, 2018, Sound Point had approximately $2.8 billion assets under management.

Distributions

The Fund intends to distribute substantially most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income ("dividends") and distributions of net realized capital gains ("capital gain distributions," and together with dividends, "distributions"). The Fund intends to declare distributions daily and distribute them quarterly to shareholders of record. In addition, the Fund intends to distribute any net realized capital gains (including net gains from foreign currency transactions) it earns from the sale of portfolio securities not previously distributed to shareholders no less frequently than annually. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period.

All or a portion of the Fund's quarterly distributions may consist of a "return of capital." A return of capital is a part of a distribution that (1) exceeds the sum of the Fund's "investment company taxable income" and realized net capital gain for a taxable year and (2) is not treated as a dividend (i.e., from the Fund's current or accumulated earnings and profits ("E&P")). A return of capital reduces a shareholder's tax basis in the shareholder's Shares (and any amount of a return of capital exceeding the basis reduction would be taxable to the shareholder as realized capital gain). As a result of such reduction in tax basis, a shareholder may be subject to federal income tax in connection with the subsequent sale of Shares, even if such Shares are sold at a loss to the shareholder's original investment. Unless a shareholder specifies otherwise, distributions to the shareholder will be reinvested in Y Class Shares of the Fund in accordance with the Fund's distribution reinvestment policy. See "Quarterly Distribution Policy and Distribution Reinvestment Policy."

Distributor, Transfer Agent and Custodian

Resolute Investment Distributors, Inc. will serve as the Fund's principal underwriter and distributor.  DST Asset Manager Solutions, Inc. will serve as the transfer agent and dividend disbursement agent.  State Street Bank and Trust Company ("State Street") will serve as the custodian of the Fund's assets and will also provide certain fund accounting, sub-administrative and compliance services to the Manager on behalf of the Fund.  See "The Fund's Service Providers" for further discussion.

Prospectus – Prospectus Summary	3

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund's Shares are not listed on any national securities exchange, and the Fund does not currently intend to list its Shares for trading on any exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an "interval fund" and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Risk Considerations

The following section provides information regarding the Fund's principal risk factors in light of its principal investment strategies. Please see "Investment Objectives, Strategy and Risks—Risk Considerations" for more information. Additional information regarding risks of the Fund is available in the Fund's Statement of Additional Information.

Allocation Risk
The Fund's investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Assignment and Participation Risk
The Fund may acquire exposure to bank loans through loan assignments or participations. With assignments, the purchaser typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. However, the purchaser's rights may be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. By contrast, participations typically result in contractual relationships only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation. The Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Certain loan participations may be structured in a manner designed to prevent the purchasers of participations from being subject to the credit risk of the institution selling the participation, but even under such a structure, in the event of the institution's insolvency, the servicing of the participation may be delayed, and the assignability of the participation impaired.

Availability of Investment Opportunities; Competition
The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. There can be no assurance that the Manager or Sub-Advisor will be able to locate and complete investments which satisfy the Fund's primary investment objectives or to realize upon their values.

Bank Loan Risk
A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower's assets. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund's investments in bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose the Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them.

Bank loans are typically issued in the form of first lien and/or second lien loans, with first liens representing the senior security in the capital structure. Second lien debt will be structured as junior, secured debt, including second priority loans on an issuer's assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity. First and second liens may also include senior and subordinated securities within each type of lien. Additionally, although many bank loans are secured by the assets of the borrowing company as collateral, some loans are not secured. For more information, please see "Risk Considerations—Senior, Mezzanine and Subordinated Obligation Risk" and "Risk Considerations—Secured, Partially Secured and Unsecured Obligation Risk."

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund's NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments.  There may be less readily available information about bank loans.  See "Risk Considerations—Risk of Investing in Certain Debt Obligations."

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's NAV to decline and reduce the liquidity of the Fund's holdings.

4	Prospectus – Prospectus Summary

Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. See additional discussion in "Risk Considerations—Secured, Partially Secured and Unsecured Obligation Risk."

Special risks associated with exposures to bank loans include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors' rights laws, (ii) so-called lender-liability claims by the issuer of the obligations (see "Risk Considerations—Lender Liability and Equitable Subordination Risk"), (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to loan participations (see "Risk Considerations— Assignment and Participation Risk"). Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund's investments in bank loans whether or not the borrower is an obligor of the Fund. See "Risk Considerations—Lender Liability and Equitable Subordination Risk."

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the London Interbank Offered Rate (or "LIBOR"). See discussion of coupons in "Risk Considerations —Variable Rate and Floating Rate Obligation Risk." Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a "LIBOR floor rate" (generally 1.00%) under which the benchmark interest rate will not decline. The Fund may invest in bank loans with call features, which typically are callable at their original par value. See "Risk Considerations—Callable Securities Risk."

"Best-Efforts" Offering Risk
This offering is being made on a best efforts basis, whereby the Distributor is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that fewer Shares are subscribed for than the Fund considers ideal for the implementation of its strategy, the opportunity for the allocation of the Fund's investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund's expenses over a smaller capital base.

Borrowing Risk
The Fund may borrow to retain liquid assets throughout the Share repurchase period in compliance with Rule 23c-3 under the Investment Company Act, or for investment purposes (i.e., to purchase additional portfolio securities). The Fund's borrowings, which may be in the form of a line of credit, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund's ability to borrow is dependent upon its ability to establish and maintain an appropriate line of credit or other credit facility. The Fund's investment portfolio may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, potentially resulting in higher borrowing costs to the Fund or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund may not meet its investment objectives. Borrowing also will cost the Fund interest expenses and other fees. The cost of borrowing may reduce the Fund's return. See "Risk Considerations—Leverage Risk" for additional discussion of the risks associated with borrowings.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. Issuers may also call outstanding securities prior to their maturity for a number of other reasons (e.g., changes in credit spreads and improvements in the issuer's credit quality). In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be reinvested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund's total return.

Closed-End Structure Risk
The Fund is a non-diversified, closed-end management investment company structured as an "interval fund" and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as "mutual funds," in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee.  However, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased.

Collateralized Loan Obligations ("CLOs") Risk
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class, or tranche, of the instrument in which the Fund invests. The Fund typically will invest in CLOs collateralized by bank loans. Therefore, the CLOs in which the Fund invests will be subject to Bank Loan Risk, Assignment and Participation Risk, Secured, Partially Secured and Unsecured Obligation Risk, and Senior, Mezzanine and Subordinated Obligation Risk.  In addition, CLOs typically are privately offered and sold and, thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on the CLO; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity, mezzanine and other junior tranches that the Fund may acquire are subordinated to more senior tranches of CLO debt. Subordinated tranches are subject to increased risks of default relative to the holders of senior and superior-priority interests in the same CLO. The Fund may be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it invests. In addition, at the time of issuance, CLO equity securities are typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets. The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO's payments to the

Prospectus – Prospectus Summary	5

Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the subordinated tranches would otherwise be entitled to receive.

Confidential Information Access Risk
In managing the Fund or other client assets, the Manager or Sub-Advisor may be in possession of material non-public information about the issuers of certain investments, including, without limit, bank loans, high yield bonds and related investments being considered for acquisition by the Fund or held in the Fund's portfolio. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that issuer when it would otherwise be advantageous to do so. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment.  Pursuant to applicable policies and procedures, the Manager or Sub-Advisor may, but is not required to, seek to avoid receipt of confidential information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund.

Conflicts of Interest Risk
The Manager and/or Sub-Advisor may provide investment management services to other funds and accounts, including separate accounts and unregistered funds, that follow an investment program similar to that of the Fund and/or have a fee structure distinct from that of the Fund. Subject to the requirements of the Investment Company Act, the Manager and/or Sub-Advisor intend to engage in such activities and may receive compensation from third parties for its services. The results of the Fund's investment activities may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund's affiliates and/or other accounts achieve profits on their trading for proprietary or other accounts. Because the Management fee received by the Manager and the subadvisory fees received by the Sub-Advisor are based on the average daily managed assets of the Fund (including any assets attributable to leverage), the Manager and Sub-Advisor have a financial incentive to cause the Fund to use leverage. This may create a conflict of interest between the Manager and Sub-Advisor, on the one hand, and the holders of Shares, on the other hand.

Corporate Debt Securities Risk
The market value of fixed-rate corporate debt securities generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate debt securities. The market value of a corporate debt security also may be affected by factors directly relating to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. In addition, certain corporate debt securities may be highly customized and, as a result, may be subject to liquidity and valuation/pricing transparency risks, among others.

Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms, and the Fund's ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

"Covenant-Lite" Obligations Risk
Some of the obligations, such as bank loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be "covenant-lite," which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a bank loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Sub-Advisor require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and obligations represent the rating agencies' opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Following the financial crisis in 2008, many highly-rated structured securities were subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high yield investments considered speculative in nature and unsecured investments, this risk will be substantial. This risk is also greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. In the case of hedging positions, the Fund is subject to the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political

6	Prospectus – Prospectus Summary

developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions made to shareholders.

Cybersecurity and Operational Risk
The Fund, its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Debtor-in-Possession ("DIP") Financing Risk
The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. DIP financings are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the obligation is fully secured based on the most recent current valuation or appraisal report of the debtor). There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund's only recourse will be against the property securing the DIP financing.

Delayed Funding Loans and Revolving Credit Facilities Risk
An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower's credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower's credit continues to deteriorate, including at a time when the borrower's financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. There may not be a liquid secondary market for the derivative instruments traded by the Fund. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund's investments in derivatives are subject to the following risks:

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Swap Agreements. A swap is an agreement between two parties to exchange a sequence of cash flows (or other assets) for a set period of time. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage and, as such, are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Total return swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, total return swaps are subject to market risk and credit default swaps are subject to the risks associated with the purchase and sale of credit protection.

With respect to a credit default swap, if the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. Additionally, the Fund is exposed to many of the same risks of leverage described herein since if an event of default occurs, and the seller must pay the buyer the full notional value of the reference obligation. See "Risk Considerations—Leverage Risk." There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. The protection buyer in a credit default swap may be obligated to pay the protection seller an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Interest rate swap agreements entail both interest rate risk and counterparty risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received.

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Forward Contracts.  Forward contracts, including non-deliverable forwards ("NDFs"), and foreign currency exchange contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may at times be an imperfect correlation between the movement in the prices of forward contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by the counterparty.

Forward currency transactions, including NDFs, and forward currency contracts include the risks associated with fluctuations in currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund.

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Structured Notes. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on

Prospectus – Prospectus Summary	7

changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.

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Credit-Linked Notes. Credit-linked notes ("CLNs") are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), or by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. They also are subject to currency risk, liquidity risk, valuation risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products, such as CLNs, generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of securities underlying CLNs will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

Distressed and Defaulted Securities Risk
The Fund may invest in the debt securities of financially distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer's assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer.

The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time.

Duration and Maturity Risk
The prices of fixed income securities or derivatives are also affected by their durations and maturities. Fixed income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. The Fund has no policy regarding the duration or maturity of individual portfolio holdings. Holding long duration and/or long maturity investments will expose the Fund to certain magnified risks. Overall, the average duration of the Fund's portfolio is expected to be zero to four (0 to 4) years, although it may be longer given market conditions.

Event-Driven Investing Risk
Although the Fund's use of event-driven strategies may result in significant income and returns for the Fund, they involve a substantial degree of risk. This requires the Manager and/or the Sub-Advisor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company's securities. If the event fails to occur or it does not have the effect foreseen, losses can result. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Foreign Investing Risk
The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated debt securities of foreign issuers. Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

The foreign securities in which the Fund may invest include without limitation Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk.

Hedging Risk
The Fund will employ various hedging strategies, such as derivatives. There are a variety of factors that may cause hedges to fail to mitigate risks in the manner expected. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Fund's return, or create a loss.

High Yield Securities Risk
Investing in high yield securities (commonly referred to as ‘‘junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that issuers will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

8	Prospectus – Prospectus Summary

High-yield securities are subject to certain risks that may not be present with investments in investment-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of securities also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but they are more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current distribution payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect.  Rather, they reflect the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid Securities Risk
To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund's ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value, and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The term "illiquid securities" for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Inadequate Return Risk
No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Shares.

Inadequate Network of Broker-Dealer Risk
The success of the Fund's continuous public offering, and correspondingly the Fund's ability to implement its investment objectives and strategies, depends upon the ability of the Distributor to establish, operate and maintain a network of selected broker-dealers to sell the Shares. If the Distributor fails to perform, the Fund may not be able to raise adequate proceeds through the Fund's continuous public offering to implement the Fund's investment objectives and strategies.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities are also affected by their durations. Fixed income securities with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Lender Liability and Equitable Subordination Risk
In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as "lender liability"), which is founded upon the premise that an institutional lender or bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

Because affiliates of, or persons related to, the Manager and/or the Sub-Advisor may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Leverage Risk
The Fund's use of leverage creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund's leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds that the Fund obtains from its sources of leverage (including lines of credit, derivatives transactions, forward-commitment transactions and

Prospectus – Prospectus Summary	9

reverse repurchase transactions, as well as from any future issuance of preferred shares) will be invested in accordance with the Fund's investment objectives and policies as described in this Prospectus and any Prospectus supplement. Interest or other expenses payable by the Fund with respect to its leverage (or distributions payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to shareholders than if the Fund were not so leveraged. If, however, the cost of obtaining leverage rises relative to the rate of return on the Fund's portfolio, the interest and other costs of leverage to the Fund (including interest expenses on borrowings and the distribution rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the holders of Shares (and not by preferred shareholders, if any) and will reduce the investment return of the Shares. Therefore, there can be no assurance that the Fund's use of leverage will result in a higher return on the Shares, and it may result in losses.

The Fund may create leverage directly or indirectly by engaging in borrowing for other than temporary or emergency purposes, investing in certain derivatives including credit default swaps, total return swaps (including contracts for difference), and forward contracts (including foreign currency exchange contracts), and other derivative transactions, and engaging in forward-commitment transactions, such as when-issued and delayed-delivery transactions, or reverse repurchase transactions. The Fund's use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund's income, distributions and total returns to shareholders. The Fund manages some of its derivative positions by segregating (which may include earmarking) an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. See "Risk Considerations—Segregation Risk." The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not correlate with one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

The fees received by the Manager and the Sub-Advisor are based on the average daily managed assets of the Fund (including assets attributable to leverage) minus accrued liabilities (other than liabilities attributable to such leverage). Therefore, the Manager and Sub-Advisor have a financial incentive to cause the Fund to use leverage (e.g., a line of credit) or to issue preferred shares, which may create a conflict of interest between the Manager and the Sub-Advisor, on the one hand, and the shareholders, on the other hand. The Fund may face additional risks, depending on the type of leverage used. See, e.g., "Risk Considerations—Counterparty Risk" and "Risk Considerations—Derivatives Risk."

Litigation, Bankruptcy and Other Proceedings Risk
Investments in distressed or bankrupt companies include a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, a creditor's return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court (if applicable), and becomes effective. Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If the Fund, the Manager or the Sub-Advisor were to be found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common stockholders of such company, the Fund could be held liable for damages to injured parties or a bankruptcy court. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact the Fund's securities.

Liquidity Risk
The Fund is a closed-end investment company structured as an "interval fund" and designed for long-term investors. Unlike many closed-end investment companies, the Fund's Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund's quarterly offers to repurchase no less than 5% of the Shares outstanding at NAV per share. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer.

The Fund's investments are also subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as structured notes, high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

Bond markets have consistently grown over the years while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. The market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund's operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that

10	Prospectus – Prospectus Summary

cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. To the extent the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

New/Small Fund Risk
The Fund had not commenced operations prior to the date of this Prospectus. A new or smaller fund's performance may not represent how the fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund, such as the Fund. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller fund's investment strategy may require a longer period of time to show returns that are representative of the strategy.

Non-Diversification Risk
The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Pay-in-Kind Securities Risk
Investments in pay-in-kind securities are subject to certain risks, including that market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Under many market and other conditions, the market for pay-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio.

Private Placements Risk
Certain of the instruments in which the Fund may invest are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, Section 4(a)(2) and other restricted securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. Private placements may also raise valuation risks.

Regulatory Changes Risk
Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws may be enacted, and new (or revised) regulations may be imposed by the Commodity Futures Trading Commission ("CFTC"), the SEC, the Internal Revenue Service ("IRS"), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

The Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank") contains changes to the previous regulatory structure in the U.S. and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumer, investors and businesses, including provisions that significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act's provisions, so the full impact and compliance burden on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business is not yet clear and will not likely be clear for years to come.

The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Manager and/or Sub-Advisor and their related parties may be aggregated for this purpose.

Recently adopted rules implementing the credit risk retention requirements of Dodd-Frank for asset-backed securities will require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles.

As a result of recent political developments, some countries, including the U.S., are considering moving away from the tighter financial industry regulations that followed the 2008 financial crisis. These developments could lead to changes to the rules and regulations discussed above and could impact the Fund's ability to pursue its investment strategies.

Regulatory Risk — Regulation as a Commodity Pool
The Manager will not register as a commodity pool operation ("CPO") with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter and the conditions set forth

Prospectus – Prospectus Summary	11

herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). In addition, the Manager will file a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. In the event the Manager fails to qualify for the exclusion and is required to register as a "commodity pool operator," the Manager will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

Reinvestment Risk
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Offers Risk
As described under "Periodic Repurchase Offers" below, the Fund is an "interval fund." In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least at least 5% and not more than 25%, and are currently expected to be in the amount of 5%, of its outstanding Shares, at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund believes that these repurchase offers are generally beneficial to the Fund's shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. If a repurchase offer is oversubscribed the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the shareholders of repurchased Shares, and potentially even for shareholders that do not participate in the repurchase offer.

Reverse Repurchase Agreement Risk
The Fund may obtain leverage by entering into reverse repurchase agreements. The Fund may (but is not required to) segregate or "earmark" liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, they would be deemed senior securities representing indebtedness for purposes of the Investment Company Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from its sale of securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

Risk of Investing in Certain Debt Obligations
There may be less readily available information about the Fund's investments in obligations that are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") and borrowers that are not subject to the periodic reporting requirements of Section 13 of the Exchange Act.  Additionally, to the extent that certain obligations are not considered "securities," purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrowing company provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower's obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing a obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

If an obligation in which the Fund invests is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

In the case of second lien secured loans, such loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders. The remaining collateral may not be sufficient to cover the full amount owed on the second lien secured loan.

Some obligations in which the Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower's secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid. There is a possibility that originators will not be able to sell participations in unsecured bank loans. Because loan participations typically represent direct participation, together with other parties, in a loan to

12	Prospectus – Prospectus Summary

a corporate borrower, through which the Fund would become a part lender, difficulty on the part of originators in selling participations could limit the number of parties participating and create greater credit risk exposure for the holders of such loans.

Securities Selection Risk
Securities selected by the Sub-Advisor or the Manager for the Fund may not perform to expectations.  The portfolio managers' judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Sub-Advisor to restrict or prohibit participation in certain investments.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregation Risk
In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. These segregated or earmarked assets cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to maintain cash or other liquid securities in segregated or earmarked accounts could limit the Fund's ability to pursue other opportunities as they arise.

Senior, Mezzanine and Subordinated Obligation Risk
The Fund may invest in obligations that hold a senior position in the capital structure of the issuing entity. Under normal circumstances, senior obligations have priority of claim ahead of other obligations of the borrower in the event of liquidation. However, senior obligations may be subject to structural subordination, and they may be subordinated to certain obligations of the borrower or its subsidiaries (such as payroll expenses). Certain senior obligations, typically senior bank loans, also include restrictive covenants that must be maintained by the borrower.

The Fund may also invest in subordinated or mezzanine obligations including second and lower lien bank loans and the mezzanine and equity (or "first loss") tranches of CLO issues. Second lien loans are generally second in line in terms of repayment priority, and third lien loans, if applicable, would follow accordingly. Subordinated and mezzanine obligations are generally issued by entities whose capital structures have senior indebtedness ranking ahead of such obligations. The holders of subordinated and mezzanine obligations are generally more limited with respect to their rights to foreclose or exercise other rights of senior investors. In certain cases, no recovery may be available for such obligations. Due to their lower place in the borrower's capital structure, and possible unsecured or partially secured status (See "Risk Considerations—Secured, Partially Secured and Unsecured Obligation Risk"), subordinated and mezzanine obligations involve a higher degree of overall risk as compared senior obligations of the same borrower, including credit, market, liquidity and interest rate risk, among others.

Small- and Mid-Capitalization Companies Risk
Investments in small- and mid- capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small- and mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, distribution channels and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Additionally, small- and mid-capitalization companies are often traded over the counter and generally experience less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Tax Risk and RIC-Related Risks of Investments Generating Non-Cash Taxable Income
The Fund intends to elect to be a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code") ("RIC") and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of "qualifying income," and distribute to its shareholders at least 90% of its "investment company taxable income," as that term is defined in the Code (which includes, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund's investment strategy will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund's investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Fund's ability to qualify for such treatment.

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the corporate rate (currently 21%) and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes E&P.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

Valuation Risk
This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives or certain high-yield issues, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or tender Shares for repurchase when the Fund is holding fair-valued securities may receive fewer or more Shares, or lower or higher repurchase proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable Rate and Floating Rate Obligation Risk
The Fund can invest directly or indirectly in debt securities that have floating or variable rate coupons.

Because the coupons on floating rate instruments adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund's NAV during periods of changing interest rates, as compared to holding fixed-rate obligations. Nevertheless, changes in interest rates can affect the value of the Fund's floating rate investments, especially if rates change sharply in a short

Prospectus – Prospectus Summary	13

period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund's NAV per share to experience volatility.  Because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset

When-Issued, Delayed-Delivery and Forward Commitment Transaction Risk
The Fund may purchase securities on a when-issued and delayed-delivery basis and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. When the Fund has sold a security on a when-issued or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling an instrument on a when-issued or forward commitment basis without owning the instrument, the Fund will incur a loss if the instrument's price appreciates in value such that the instrument's price is above the agreed-upon price on the settlement date.

Anti-Takeover Provisions

The Fund is a series of American Beacon Sound Point Enhanced Income Fund, a Delaware statutory trust (the "Trust").  The Trust's Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Trust, convert the Trust to open-end status or undertake certain transactions. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

Summary of Fund Expenses

Shareholder Transaction Expenses (fees paid directly from your investment)

Share Class	Y Class
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Repurchase Fee on Shares Repurchased (as a percentage of amount repurchased)	None

Annual Fund Operating Expenses (as a percentage of net assets attributable to the Shares)[1]
Share Class	Y Class
Management Fees[2]	1.33%
Interest Payments on Borrowed Funds[3]	0.27%
Other Expenses[4]	1.79%
Acquired Fund Fees and Expenses[4]	0.01%
Total Annual Fund Operating Expenses	3.40%
Fee Waiver and/or expense reimbursement or recoupment[5]	(1.44%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.96%

1 The figures in this table are based on the assumption that the Fund sells $30,000,000 worth of Shares and that the Fund borrows for investment purposes an amount equal to 10% of the Fund's net assets attributable to the Shares during that period. If the Fund raises more or less than this amount, or uses higher or lower levels of borrowing, these figures would differ.

When the Fund first commences operations, and at any other time that the Fund does not have any leverage outstanding, however, its net expenses would be lower than what is reflected in the table.  Assuming that the estimated Other Expenses and contractual fee waiver and/or expense reimbursement arrangements set forth above and explained in footnotes 4 and 5 below do not change or are the same, the annual fund operating expenses would be as follows:

Annual Fund Operating Expenses (as a percentage of net assets attributable to the Shares)

Share Class	Y Class

Management Fees	1.20%
Interest Payments on Borrowed Funds	0.00%
Other Expenses	1.79%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	3.00%
Fee Waiver and/or Expense reimbursement or recoupment	(1.44%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.56%

2 The Management Fees are calculated and accrued daily at the annual rate of 1.20% of the Fund's average daily managed assets during such period, of which 0.40% is the management fee paid to the Manager and 0.80% is the sub-advisory fee paid to the Sub-Advisor. "Managed assets" means the total assets of the Fund (including assets attributable to the proceeds of leverage) minus accrued liabilities (other than liabilities attributable to such leverage). For purposes of calculating "managed assets," the liquidation preference of any preferred shares outstanding is not considered a liability. In addition, for purposes of calculating "managed assets," the Fund's derivative investments will be valued based on their market value. For the purposes of this fee table, Management Fees are calculated based on an assumption that the Fund borrows for investment purposes an amount equal to 10% of the Fund's net assets attributable to the Shares during such period. The Management Fees estimate in the table is greater than 1.20% because it is computed as a percentage of the Fund's net assets attributable to the Shares for presentation therein. If the Fund were to borrow money in excess of this amount, then the Management Fees in relation to its net assets attributable to the Shares would be higher than the estimate presented in the table. See "Management of the Fund" for more information.

14	Prospectus – Summary of Fund Expenses

3 Interest Payments on Borrowed Funds are based on estimated levels of borrowing and estimated interest rates for the current fiscal year.  The amount shown in the table above is based on the assumption that the Fund borrows for investment purposes an amount equal to 10% of the Fund's net assets attributable to the Shares during such period and that the annual interest rate on the amount borrowed is 2.4%. If the Fund were to use higher levels of borrowing or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher. The Fund's ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Fund is able to raise through the sale of Shares, market conditions and other factors. See "The Fund's Investment Objectives and Strategies — Leverage" for more information.

4 Other Expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.

5 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class shares through December 31, 2019 to the extent that operating expenses exceed 0.35% for the Y Class (excluding Management Fees, taxes, interest including interest on borrowings, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Board. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the operating expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.  See "Management of the Fund — Management Agreement" for more information.

The foregoing table is intended to help you understand the fees and expenses you may pay, directly or indirectly, if you buy and hold Shares of the Fund.

Example

The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in the Fund for the time periods indicated. Because there are no fees charged to you by the Fund associated with repurchases of your Shares, the costs assessed on you by the Fund would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV per share, and that the Fund's operating expenses (as described above) remain the same, except that this example reflects the fee waiver/expense reimbursement arrangement for the Y Class Shares through December 31, 2019. The Example should not be considered a representation of the Fund's future expenses, and your actual costs may be higher or lower than those shown.  Based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$198	$812	$1,552	$3,509

Financial Highlights

The financial highlights tables, when available, are intended to help you understand the Fund's financial performance for the period of the Fund's operation. Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus and does not have any financial history. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports when they are prepared.

The Fund

The American Beacon Sound Point Enhanced Income Fund (the "Fund") is a series of a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act (the "Trust"). The Fund continuously offers its shares of beneficial interest (the "Shares") and is operated as an "interval fund" (as defined below). The Fund currently offers one class of Shares: Y Class. The Fund may issue different classes of Shares with different expense structures, purchase restrictions, sales charges and ongoing fees, rights and privileges in the future.  The Trust was organized as a Delaware statutory trust on January 12, 2018, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Use of Proceeds

The Fund will invest the proceeds of the continuous offering of Shares in accordance with its investment objectives and policies as stated below as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund's initial investment of net proceeds. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objectives and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund's investment objectives and policies, and except to the extent proceeds are held in cash to pay distributions (as defined below) or expenses, satisfy repurchase offers or for temporary defensive purposes.  Assets that cannot be invested promptly in accordance with the Fund's investment objectives and policies will be invested in cash or cash equivalents.  A delay in the anticipated use of proceeds could lower returns and reduce the Fund's distribution to shareholders.

Investment Objectives, Strategy and Risks

Investment Objectives

The Fund seeks to provide high current income and, secondarily, capital appreciation. No assurance can be given that the Fund's investment objectives will be achieved, and you could lose all of your investment in the Fund.

The Fund's investment objectives are "non-fundamental," which means that they may be changed by the Trust's Board of Trustees ("Board" or "Trustees") without the approval of Fund shareholders.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in a variety of credit-related instruments, including corporate obligations and securitized and structured issues from U.S. or foreign (non-U.S.) corporations or other business entities. The Fund may invest in public, private or restricted securities of any maturity and credit quality, including securities rated below investment grade and unrated securities. Securities rated below investment grade are commonly referred to as "high-yield" or "junk" bonds and may include stressed, distressed and defaulted issuers with speculative characteristics as to the issuer's ability to pay interest and principal when due. High yield securities may also be difficult to value and illiquid. The Fund's holding may have fixed, variable or floating-rate coupons, and average duration range of the Fund's portfolio is expected to be between 0 and 4 years. The Fund may also seek to use leverage directly or indirectly to enhance the return on the Shares by borrowing, investing in certain derivative instruments and/or engaging in forward-commitment transactions or reverse repurchase transactions. The Fund may choose to increase, decrease, or eliminate use of leverage entirely over time based on the outlook for the markets. Leveraging is a speculative technique that involves special risks and costs, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Prospectus – The Fund's Investment Objectives and Strategies	15

Corporate obligations in which the Fund may invest will typically include bank loans, corporate notes and other debt or income-producing securities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, the Manager and Sub-Advisor expect, under normal circumstances, bank loans to constitute at least 40% of the Fund's managed assets (including any assets attributable to leverage). Bank loans may include first-lien and second-lien loans, among other loan types. Securitized issues primarily include CLOs, and structured notes generally include CLNs. Some of the obligations in which the Fund may invest, or get exposure to through investments in structured securities, may be "covenant lite", which means the obligation contains fewer maintenance covenants as compared to other obligations or no maintenance covenants, and covenant-lite obligations may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The Fund may invest in the obligations of companies undergoing an actual or anticipated corporate event, transaction or other catalyst, which is sometimes referred to as "event-driven" investing. These may be external (e.g., a macro event impacting relevant markets) or internal events that are specific to the company (e.g., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund's investment in the relevant company.

The Fund may invest in U.S. dollar and non-U.S.-dollar denominated instruments, including those of foreign issuers. And, for the purposes of achieving its investment objectives, hedging risks and/or improving liquidity, the Fund may use derivatives, such as swaps (including credit default swaps, total return swaps (including contracts for difference), and interest rate swaps), and forwards (including non-deliverable forwards) on selected currencies, entities or indexes. As it pertains to the use of derivatives for hedging, risks that can be quantitatively measured and managed (and therefore can potentially be hedged) include interest rate risk (duration and convexity), spread risk, currency risk and volatility risk. The Fund's goal is not necessarily to eliminate all risk, rather to assume only those risks that appear to offer an attractive risk/reward profile. Additionally, the Fund may use derivatives in order to achieve its investment objectives by, among other practices, replicating a certain type of credit exposure, obtaining long or short exposures to credit and/or interest rates, or taking positions with the expectation of a potential appreciation or depreciation in the value of an issuer's securities.

Assets that cannot be invested promptly in corporate obligations, securitized and structured issues, or related derivatives, will be invested in cash or cash equivalents.

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities.

The Fund's investment objectives and policies may be changed without shareholder approval unless a policy is identified in the Prospectus or in the SAI as "fundamental."

The Fund had not commenced operations prior to the date of this Prospectus. A new or smaller fund's performance may not represent how the fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund, such as the Fund. The Fund will also require a period of time before it is fully invested in securities that meet its investment objectives and policies and achieves a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, the Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. As a new fund, the Fund may not attract sufficient assets to achieve investment and trading efficiencies.  See "Risk Considerations--New/Small Fund Risk."

Portfolio Management Strategies

American Beacon will serve as the Manager and Sound Point will serve as the Sub-Advisor to the Fund.  See "Management of the Fund."  The investment strategies to be utilized by Sound Point are described below.

Investment Selection Strategies

When making investment decisions for the Fund, the Sub-Advisor will utilize a blend of top-down and bottom-up analysis. The top-down approach consists of (1) macro analysis that considers the economic outlook, financial and credit markets, asset valuations, new and secondary issues, regulatory changes, merger and acquisition trends and corporate restructurings; (2) cross-asset relative valuation analysis which consists of analyzing the credit spectrum for attractive relative value opportunities (e.g., analysis of valuation metrics across loans, bonds and CLOs to identify and monitor optimal risk/return opportunities); and (3) active monitoring of the major sectors within the credit universe. Top-down analysis is then complemented with bottom-up research to (1) determine the issuer's ability to service its debt; (2) understand the issuer's management team and their ability to meet goals, and (3) review the deal structure and offering documents and perform other financial modeling and scenario testing.

Bottom-up analysis also includes trade refinement. For example, within the credit spectrum, the investment team seeks to compare attributes such as, liquidity, position size, upside/downside capture, and relative versus absolute value.

The Fund will consider selling all or a portion of a position if, in the opinion of the investment team, (1) the issuer's credit fundamentals deteriorate; (2) the issuer's business strategy or key personnel change; or (3) the investment team identifies a more attractive investment opportunity.

Credit Quality

The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody's Investor Service, Inc. ("Moody's") or below BBB- by either S&P Global Ratings, a division of The McGraw-Hill Company, Inc. ("S&P") or Fitch, Inc. ("Fitch")), or unrated but determined by the Sub-Advisor to be of comparable credit quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal and are commonly referred to as "high yield" or "junk" bonds. The Fund may invest in securities of stressed or distressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organization (for example, Ca or lower by Moody's or CC or lower by S&P or Fitch) or, if unrated, are determined by the Sub-Advisor to be of comparable quality. The Fund may also invest in defaulted securities and debtor-in-possession financings. The Sub-Advisor relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating-agency or third-party research. The Fund's portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that they believe are undervalued or that offer potentially attractive yields relative to their assessment of the credit characteristics. The Sub-Advisor's capabilities in credit analysis are particularly important when investing in lower quality debt securities.

Duration Management

Duration is a measure used to determine the sensitivity of an instrument's price to changes in interest rates. For example, if an instrument has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. The average duration of the Fund's portfolio

16	Prospectus – The Fund's Investment Objectives and Strategies

is expected to be zero to four (0 to 4) years, as calculated by the Sub-Advisor, although it may be longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain the average portfolio duration stated above, there is no limit on the maturity or duration of any individual instrument in which the Fund may invest. The Sub-Advisor believes that maintaining the duration within this range offers flexibility and the opportunity to enhance returns while potentially limiting exposure to interest rate volatility and related risks. Duration differs from the maturity of an instrument (which is the date on which the issuer is obligated to repay the principal amount) in that it considers its yield, coupon payments, principal payments and call features in addition to the amount of time until maturity. As the value of an instrument changes over time, so will its duration. The Fund's average portfolio duration may be maintained at a very low level from time to time which would potentially benefit the Fund in an environment of rising interest rates, but may adversely impact the Fund in an environment of falling interest rates.

Leverage

Subject to market conditions, the Fund may seek to use leverage directly or indirectly to enhance the return to shareholders, subject to the restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Leveraging is a speculative technique and there are special risks and costs involved. Leverage exists when proceeds made available to the Fund, through an investment technique or through borrowings, are used to make additional investments. The Fund currently does not expect to use leverage before its assets reach approximately $25 million. Thereafter, the Fund expects that leverage would be up to 20% of the Fund's managed assets (including any assets attributable to leverage) under normal market conditions. However, the Fund may leverage up to the maximum amount permitted by the Investment Company Act, and may choose to increase, decrease or eliminate entirely its use of leverage over time and from time to time based on the Sub-Advisor's assessments of the investment opportunities, yield curve, credit spreads, interest rates, market conditions and other factors.  The maximum amount of debt leverage the Investment Company Act permits is 33 1/3% of the Fund's total assets (including the amount of leverage obtained through the use of such instruments minus liabilities not represented by senior securities), which is 50% of the Fund's net assets.

The Fund currently expects to obtain leverage through the use of a line of credit or by utilizing total return swaps (including contracts for difference). Total return swaps may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. The Fund may also enter into other transactions that may give rise to a form of leverage such as (i) investing in certain other derivatives, such as credit default swaps, and forward contracts (including foreign currency exchange contracts) , among others, and by (ii) engaging in forward commitment transactions, which may involve when-issued securities, delayed-delivery transactions or other transactions involving forward commitments, or reverse repurchase transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund will only use these techniques when the Sub-Advisor believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

The net proceeds the Fund obtains from a line of credit, total return swaps or other forms of leverage will be invested in accordance with the Fund's investment objectives and policies as described in this Prospectus.  As long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund's assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to holders of Shares than if the Fund were not so leveraged. For example, the Fund's investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund's investments in derivatives is increasing, this could be offset by declining values of the Fund's other investments. Conversely, it is possible that the rise in the value of the Fund's non-derivative investments could be offset by a decline in the value of the Fund's investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund's investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

The Investment Company Act, including the rules and regulations thereunder, generally prohibits the Fund from engaging in most forms of leverage (including the use of bank loans or other credit facilities, credit default swaps, total return swaps and other derivative transactions, and forward-commitment transactions, such as when-issued and delayed delivery transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the Investment Company Act. The value of the Fund's total assets (including the amounts of leverage obtained through the use of such instruments minus liabilities not represented by senior securities) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33⅓% of the Fund's total assets, which is 50% of the Fund's net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered "senior securities" under the Investment Company Act and therefore will not be subject to the Investment Company Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. The use of leverage increases the volatility of the Fund's investment portfolio and could result in larger losses to Shares than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize credit facilities, invest in derivatives or forward-commitment transactions, issue preferred shares or utilize any other forms of leverage. If used, there can be no assurance that the Fund's leveraging strategies will be successful or result in a higher yield on your Shares. When leverage is used, the net asset value ("NAV") of the Shares and the yield to shareholders will be more volatile. In addition, interest and other expenses incurred by the Fund with respect to its use of borrowings or any other forms of leverage result in a reduction of the NAV of the Shares. The fees received by the Manager and Sub-Advisor are based on the average daily managed assets of the Fund (including any assets attributable to leverage). Therefore, the Manager and Sub-Advisor have a financial incentive to cause Fund to use leverage, which may create a conflict of interest between the Manager and Sub-Advisor, on the one hand, and the holders of Shares, on the other hand.

Effects of Leverage. Assuming that leverage represents approximately 10% of the Fund's net assets attributable to the Shares and that the Fund bears expenses relating to that leverage at an annual effective interest rate of 2.4% (based on estimated market interest rates for such financings under current market conditions), the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs of the leverage would be approximately xx%. These figures are merely estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with leverage used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on corresponding Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns

Prospectus – The Fund's Investment Objectives and Strategies	17

expected to be experienced by the Fund. The table further assumes that the Fund utilizes borrowings representing approximately 10% of the Fund's net assets attributable to the Shares and a projected annual rate of interest on the Fund's borrowings of 2.4%, as discussed above. Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Share Total Return	xx%	xx%	xx%	xx%	xx%

Corresponding Share total return is composed of two elements—the distributions paid by the Fund to the holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund's leverage as described above) and gains or losses on the value of the securities the Fund owns. This table reflects the hypothetical performance of the Fund's portfolio and not the actual performance of the Shares, the value of which will be determined by market forces and other factors and the returns of which may be greater or less than those appearing in the above table.

Please see "Risk Considerations—Leverage Risk" and "Risk Considerations—Segregation Risk" for additional information regarding leverage and related risks.

Portfolio Contents

The Fund will invest in a variety of credit-related sectors that may include corporate obligations and other debt or income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities; bank loans include, among others, first- and second-lien loans, delayed funding loans, revolving credit facilities, and loan participations and assignments; corporate obligations held and/or originated by private financial institutions; payment-in-kind securities; securitized instruments, including CLOs; and structured notes, including CLNs. The Fund may invest in any level of the capital structure including the senior, mezzanine and subordinated issues, which may include the equity or "first loss" tranches. The rate of interest on an income-producing instrument may be fixed, floating or variable. Substantially all of the Fund's holdings may consist of below investment grade securities (commonly referred to as "high yield" or "junk" bonds). The Fund may invest in debt securities of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The obligations in which the Fund invests may be secured or unsecured.  The Fund may engage in forward-commitment transactions, such as when-issued and delayed-delivery transactions.

The Fund will generally invest in instruments denominated in U.S. dollars, but the Fund may also invest in instruments denominated in currencies other than the U.S. dollar (such as the Euro).

The Fund may also utilize various derivative strategies (both long and short positions) involving the purchase or sale of credit default swaps, total return swaps (including contracts for difference), interest rate swaps, forward contracts (including foreign currency exchange contracts), and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency or other risks in the portfolio. The Fund's investments in derivatives may also have economic characteristics similar to those of debt instruments.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of companies with any market capitalization, including small, medium and large corporations.

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act the Fund may invest without limit in illiquid securities.

Bank Loans

The Fund may invest in bank loans. A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower's assets.  By purchasing a bank loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund may hold a loan through another financial institution, and in such cases would be purchasing a "participation" in the loan. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower as well as the financial institution from which it purchases the loan. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV per share. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Sub-Advisor will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Sub-Advisor analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Sub-Advisor generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Sub-Advisor's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the Fund's credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates - i.e., rates that adjust periodically based on a known lending rate, such as a bank's prime rate, LIBOR, a money market index, or a Treasury bill rate.

Callable Securities

The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates.

Collateralized Loan Obligations ("CLOs")

A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign bank loans including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from

18	Prospectus – The Fund's Investment Objectives and Strategies

the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Debtor-in-Possession Financings

The Fund may invest in debtor-in-possession financings (commonly known as "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors' claims).

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.

Derivatives

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, futures, indexes or currencies. The Fund may invest in the following derivative instruments:

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Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the "notional" amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by the Sub-Advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund's cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate, or otherwise earmark, liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate or earmark may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments.

Credit Default Swaps. In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a "credit event," such as a default or issuer insolvency, occurs with respect to one or more underlying or "reference" bonds or other debt securities. The Fund may be either a seller or a buyer of credit protection under a credit default swap. Credit default swaps may be on a single security, a basket of securities or a securities index. The seller receives a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the

Prospectus – The Fund's Investment Objectives and Strategies	19

reduced notional amount. Taking a long position in (i.e., acting as the seller of the referenced instrument under a credit default swap) decreases exposure to the specific issuers.

Total Return Swaps. In a total return swap transaction, one party agrees to make periodic payments to the other party in an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on a referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Written total return swaps can have the potential for unlimited losses.

Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap's inception.

Interest Rate Swaps. In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or "notional" amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount.

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date for a specified price. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount. A forward is a private agreement between two parties and is not traded on an exchange.

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Structured Notes. ‘‘Structured'' notes are specially-designed derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. The terms of the instrument may be determined or ‘‘structured'' by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more third-party borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency, or commodity or the financial condition of such borrowers. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase the Fund's exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.

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Credit-Linked Notes. The Fund may also invest a portion of its assets in CLNs. CLNs are derivative debt obligations that are issued by limited purpose entities, such as special purpose vehicles, or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to debt instruments or other investments in which the Fund may invest directly. The Fund may invest in CLNs when the Fund's Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

Under the terms of a CLN, the Fund will be entitled to receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a "credit event" occurs with respect to the underlying reference asset or its issuer. Such credit events will include, but will not be limited to payment defaults on the reference asset. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable "deliverable" asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets.

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Contracts for Difference. A contract for difference is a contract in which one party agrees to pay the other party an amount of money based on the difference between the current value of a security or instrument and its value on a specified date in the future. Contracts for difference are similar to total return swaps and allow the Fund to take a long or short position without having to own the reference security or index.

High Yield Securities

Investing in high yield securities (commonly referred to as "high yield" or ‘‘junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak.

The lower rating of certain high yielding corporate securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments.

20	Prospectus – The Fund's Investment Objectives and Strategies

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities and corporate issues. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. The Manager or the Sub-Advisor, as applicable, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the Sub-Advisor will carefully monitor the Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Reverse Repurchase Agreements

The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. Generally, the effect of a reverse repurchase agreement is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund may (but is not required to) segregate or "earmark" liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, they would be deemed senior securities representing indebtedness for purposes of the Investment Company Act. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act.

Pay-In-Kind Securities

Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on such securities (i.e., the additional securities issued as interest thereon) accrued during that year.

In order to qualify for treatment as a RIC and avoid a federal excise tax, the Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements. See "Tax Matters."

Unrated Securities

The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad of a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Variable or Floating Rate Obligations

The coupon on certain fixed income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

When-Issued and Forward Commitment Transactions

These transactions involve a commitment by the Fund to purchase or sell securities at a future date. These transactions enable the Fund to "lock-in" what the Sub-Advisor believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices.

Prospectus – The Fund's Investment Objectives and Strategies	21

In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

Yankee Dollar Obligations

Yankee Dollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

Risk Considerations

The following section provides information regarding the Fund's principal risk factors in light of its principal investment strategies. Additional information regarding risks of the Fund is available in the Fund's Statement of Additional Information.

Allocation Risk
The Fund's investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. You could lose money on your investment in the Fund as a result of these allocation decisions.

Assignment and Participation Risk
The Fund may acquire exposure to bank loans through loan assignments or participations. With assignments, the purchaser typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. However, the purchaser's rights may differ from, and be more restricted than, those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

By contrast, participations typically result in contractual relationships only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund may have less control over the exercise of remedies than the party selling the participation interest, generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution's interest in, or the collateral with respect to, the applicable loan. Thus, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. As a participant, the Fund would be subject to the risk that the party selling the participation interest may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, would not remit the Fund's pro rata share of loan payments to the Fund, or would otherwise be unable or unwilling to perform its administrative obligations.  It may be difficult for the Fund to obtain an accurate picture of a lending bank's financial condition. Certain loan participations may be structured in a manner designed to prevent the purchasers of participations from being subject to the credit risk of the institution selling the participation, but even under such a structure, in the event of the institution's insolvency, the servicing of the participation may be delayed, and the assignability of the participation impaired.

Availability of Investment Opportunities; Competition
The activity of identifying, completing and realizing the types of investment opportunities targeted by the Manager and/or the Sub-Advisor for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Manager or Sub-Advisor may be reluctant to present investment opportunities to the Fund because of its affiliation with the Manager or Sub-Advisor.  There can be no assurance that the Manager or Sub-Advisor will be able to locate and complete investments which satisfy the Fund's primary investment objectives or to realize upon their values.

Bank Loan Risk
A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower's assets. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund's investments in bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose the Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them.

Bank loans are typically issued in the form of first lien and/or second lien loans, with first liens representing the senior security in the capital structure. Second lien debt will be structured as junior, secured debt, including second priority loans on an issuer's assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity. First and second liens may also include senior and subordinated securities within each type of lien. Additionally, although many bank loans are secured by the assets of the borrowing company as collateral, some loans are not secured. For more information, please see "Risk Considerations—Senior, Mezzanine and Subordinated Obligation Risk" and "Risk Considerations—Secured, Partially Secured and Unsecured Obligation Risk."

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take

22	Prospectus – The Fund's Investment Objectives and Strategies

significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund's NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about bank loans. See "Risk Considerations—Risk of Investing in Certain Debt Obligations."

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's NAV to decline and reduce the liquidity of the Fund's holdings.

Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. See additional discussion in "Risk Considerations—Secured, Partially Secured and Unsecured Obligation Risk."

Special risks associated with exposures to bank loans include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors' rights laws, (ii) so-called lender-liability claims by the issuer of the obligations (see "Risk Considerations—Lender Liability and Equitable Subordination Risk"), (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to loan participations (see "Risk Considerations— Assignment and Participation Risk"). Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund's investments in bank loans whether or not the borrower is an obligor of the Fund. See "Risk Considerations—Lender Liability and Equitable Subordination Risk."

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the London Interbank Offered Rate (or "LIBOR"). See discussion of coupons in "Risk Considerations —Variable Rate and Floating Rate Obligation Risk." Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a "LIBOR floor rate" (generally 1.00%) under which the benchmark interest rate will not decline. The Fund may invest in bank loans with call features, which typically are callable at their original par value. See "Risk Considerations—Callable Securities Risk."

"Best-Efforts" Offering Risk
This offering is being made on a best efforts basis, whereby the Distributor is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that fewer Shares are subscribed for than the Fund considers ideal for the implementation of its strategy, the opportunity for the allocation of the Fund's investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund's expenses over a smaller capital base.

Borrowing Risk
The Fund may borrow to retain liquid assets throughout the Share repurchase period in compliance with Rule 23c-3 under the Investment Company Act, or for investment purposes (i.e., to purchase additional portfolio securities). The Fund's borrowings, which may be in the form of a line of credit, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund's ability to borrow is dependent upon its ability to establish and maintain an appropriate line of credit or other credit facility. The Fund's investment portfolio may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, potentially resulting in higher borrowing costs to the Fund or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund may not meet its investment objectives. Borrowing also will cost the Fund interest expenses and other fees. The cost of borrowing may reduce the Fund's return. In addition to any more stringent terms imposed by a lender, the Investment Company Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets, which is 50% of the value of the Fund's net assets. The Fund will borrow only if the value of the Fund's assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. See "Risk Considerations—Leverage Risk" for additional discussion of the risks associated with borrowings.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. Issuers may also call outstanding securities prior to their maturity for a number of other reasons (e.g., changes in credit spreads and improvements in the issuer's credit quality). In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be reinvested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund's total return. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns, and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income when distributed to shareholders.

Closed-End Structure Risk
The Fund is a non-diversified, closed-end management investment company structured as an "interval fund" and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as "mutual funds," in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares

Prospectus – The Fund's Investment Objectives and Strategies	23

at NAV per share, reduced by any applicable repurchase fee. However, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Collateralized Loan Obligations ("CLOs") Risk
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class, or tranche, of the instrument in which the Fund invests. The Fund typically will invest in CLOs collateralized by bank loans. Therefore, the CLOs in which the Fund invests will be subject to Bank Loan Risk, Assignment and Participation Risk, Secured, Partially Secured and Unsecured Obligation Risk, and Senior, Mezzanine and Subordinated Obligation Risk. In addition, CLOs typically are privately offered and sold and, thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed in this Prospectus (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on the CLO; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity, mezzanine and other junior tranches that the Fund may acquire are subordinated to more senior tranches of CLO debt. Subordinated tranches are subject to increased risks of default relative to the holders of senior and superior-priority interests in the same CLO. The Fund may be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it invests. In addition, at the time of issuance, CLO equity securities are typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets. The Fund may recognize "phantom" taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity tranches and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO's payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the subordinated tranches would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulted CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund's operating results or cash flows.

Confidential Information Access Risk
In managing the Fund or other client assets, the Manager or Sub-Advisor may be in possession of material non-public information about the issuers of certain investments, including, without limit, bank loans, high yield bonds and related investments being considered for acquisition by the Fund or held in the Fund's portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide the Manager or Sub-Advisor with financial information and related documentation regarding the issuer that is not publicly available. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable, potentially for a substantial period of time, to enter into a transaction in a security of that issuer when it would otherwise be advantageous to do so.  In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment.  Pursuant to applicable policies and procedures, the Manager or Sub-Advisor may, but is not required to, seek to avoid receipt of confidential information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund. Further, the Manager's or Sub-Advisor's and the Fund's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available confidential information. The Manager or Sub-Advisor may also determine to receive such confidential information in certain circumstances under its applicable policies and procedures.

Conflicts of Interest Risk
The Manager and/or Sub-Advisor may provide investment management services to other funds and accounts, including separate accounts and unregistered funds that follow an investment program similar to that of the Fund and/or have a fee structure distinct from that of the Fund. Subject to the requirements of the Investment Company Act, the Manager and/or Sub-Advisor intend to engage in such activities and may receive compensation from third parties for its services. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Manager and/or the Sub-Advisor or one of their affiliates in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). The results of the Fund's investment activities may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund's affiliates and/or other accounts achieve profits on their trading for proprietary or other accounts. The Manager and/or Sub-Advisor have developed policies and procedures reasonably designed to mitigate these conflicts. In particular, the Manager has adopted policies limiting the ability of portfolio managers to cross securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.  Because the Management fee received by the Manager and the subadvisory fees received by the Sub-Advisor are based on the average daily managed assets of the Fund (including any assets attributable to leverage), the Manager and Sub-Advisor have a financial incentive to cause the Fund to use leverage. This may create a conflict of interest between the Manager and Sub-Advisor, on the one hand, and the holders of Shares, on the other hand.

Corporate Debt Securities Risk
The market value of fixed-rate corporate debt securities generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate debt securities. The market value of a corporate debt security also may be affected by factors directly relating to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may invest in below investment grade corporate bonds, often referred to as "high yield" or "junk" bonds. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. High yield corporate bonds are subject to

24	Prospectus – The Fund's Investment Objectives and Strategies

the risks described under "Risk Considerations—High Yield Securities Risk." In addition, certain corporate debt securities may be highly customized and, as a result, may be subject to liquidity and valuation/pricing transparency risks, among others.

Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund's ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker's bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. Certain counterparties may have general custody of, or title to, the Fund's assets (including, without limitation, the custodian). The Fund may obtain only a limited recovery or may obtain no recovery in the above circumstances. Such events would have an adverse effect on the NAV per share of the Fund.

"Covenant-Lite" Obligations Risk
Some of the obligations, such as bank loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be "covenant-lite," which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite obligations.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a bank loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Sub-Advisor require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a derivatives contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Sub-Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and obligations represent the rating agencies' opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Following the financial crisis in 2008, many highly-rated structured securities were subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high yield investments considered speculative in nature and unsecured investments, this risk will be substantial. The Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk is also greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies,. Foreign currencies may decline in value relative to the U.S. dollar and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. In the case of hedging positions, the Fund is subject to the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions made to shareholders. As noted above, the Fund may (but is not required to) seek exposure to foreign currencies, or attempt to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. Currency forwards may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund.

Cybersecurity and Operational Risk
The Fund, its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized

Prospectus – The Fund's Investment Objectives and Strategies	25

party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Debtor-in-Possession ("DIP") Financing Risk
The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the obligation is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund's only recourse will be against the property securing the DIP financing.

Delayed Funding Loans and Revolving Credit Facilities Risk
An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower's credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower's credit continues to deteriorate, including at a time when the borrower's financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

Derivatives Risk
Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities or pools of securities. The Fund may use derivatives to enhance total return, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex, and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the Sub-Advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit). Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund may buy or sell derivatives not traded on an exchange or contract market, which derivatives may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Certain derivatives, including swaps, and forwards, require the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The Fund's use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available. Changing regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund's ability to pursue its investment strategies. New regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Sub-Advisor may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.  Depending on the state of interest rates in general, the Fund's use of derivatives could enhance or harm the overall performance of the Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under a derivative could decline and thus could result in a decline in the Shares' NAV. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on a derivative, the derivatives will reduce the Fund's net earnings if it must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on a derivative, the swap will enhance the Fund's net earnings if it receives payments from the counterparty.

Certain of the other risks to which the Fund might be exposed due to its use of derivatives include the following:

26	Prospectus – The Fund's Investment Objectives and Strategies

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Swap Agreement Risk.  A swap is an agreement between two parties to exchange a sequence of cash flows (or other assets) for a set period of time. Swaps can involve greater risks than a direct investment in an underlying or reference asset because swaps typically include a certain amount of embedded leverage, and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Total return swaps, interest rate swaps, currency swaps, and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations, interest rate swaps are subject to interest rate risk, and currency swaps are subject to currency risk.

Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by the Sub-Advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

With respect to a credit default swap, if the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. Additionally, the Fund is exposed to many of the same risks of leverage described herein since if an event of default occurs, and the seller must pay the buyer the full notional value of the reference obligation. See "Risk Considerations—Leverage Risk." There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. The protection buyer in a credit default swap may be obligated to pay the protection seller an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received. There is also the risk of pricing transparency when assessing the cost of a credit default swap.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist, or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund. The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Total return swaps can result in losses if the underlying asset or index does not perform as anticipated, and written total return swaps can have the potential for unlimited losses.

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Forward Contracts Risk. Forward contracts, including non-deliverable forwards ("NDFs"), and foreign currency exchange contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward is a private agreement between two parties and is not traded on an exchange. The purchase of forwards can serve as a long hedge, and the sale of forwards can serve as a short hedge. There may at times be an imperfect correlation between the movement in the prices of forward contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by the counterparty.

Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency.  The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies.

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Structured Notes Risk. Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower, and to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic

Prospectus – The Fund's Investment Objectives and Strategies	27

events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile, and such notes may have a limited trading market making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund's investments in these structured products may be subject to limits applicable to investments in investment companies.

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Credit-Linked Notes. Credit-linked notes ("CLNs") are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. They also are subject to currency risk, liquidity risk, valuation risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor. The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products, such as CLNs, generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of securities underlying CLNs will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

Distressed and Defaulted Securities Risk
The Fund may invest in the debt securities of financially distressed issuers, which are companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer's assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Fund's judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Duration and Maturity Risk
The prices of fixed income securities or derivatives are also affected by their durations and maturities. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. The Fund has no policy regarding the duration or maturity of individual portfolio holdings. Holding long duration and/or long maturity investments will expose the Fund to certain magnified risks. Overall, average duration of the Fund's portfolio is expected to be zero to four (0 to 4) years, although it may be longer given market conditions.

Event-Driven Investing Risk
Although the Fund's use of event-driven strategies may result in significant income and returns for the Fund, they involve a substantial degree of risk. This requires the Manager and/or the Sub-Advisor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company's securities.

Any of the transactions mentioned above may not be completed as anticipated, may take an excessive amount of time to be completed, may not have the effect foreseen, or may be completed on different terms than anticipated, in which case losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Manager and/or the Sub-Advisor had anticipated, resulting in losses.  In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Foreign Investing Risk
The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated debt securities of foreign issuers. Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a

28	Prospectus – The Fund's Investment Objectives and Strategies

foreign bank or depository or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

The foreign securities in which the Fund may invest include without limitation Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding or other taxes; and the expropriation or nationalization of foreign issuers.

Hedging Risk
The Fund will employ various hedging strategies, such as derivatives. There are a variety of factors that may cause hedges to fail to mitigate risks in the manner expected. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, the Sub-Advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Fund's return, or create a loss.

High Yield Securities Risk
Investing in high yield securities (commonly referred to as ‘‘junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that issuers will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

High-yield securities are subject to certain risks that may not be present with investments in investment-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of securities also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but they are more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current distribution payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect.  Rather, they reflect the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid Securities Risk
To the extent consistent with the repurchase liquidity requirement for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund's portfolio may be substantially illiquid. The term "illiquid securities" for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund's ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund's operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Inadequate Return Risk
No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Shares.

Inadequate Network of Broker-Dealer Risk
The success of the Fund's continuous public offering, and correspondingly the Fund's ability to implement its investment objectives and strategies, depends upon the ability of the Distributor to establish, operate and maintain a network of selected broker-dealers to sell the Shares. If the Distributor fails to perform, the Fund may not be able to raise adequate proceeds through the Fund's continuous public offering to implement the Fund's investment objectives and strategies. If the Fund is unsuccessful in implementing its investment objectives and strategies, an investor could lose all or a part of his or her investment in the Fund.

Prospectus – The Fund's Investment Objectives and Strategies	29

Interest Rate Risk
Investments in investment-grade and non-investment grade fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund's fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program.  The Share price of the Fund fluctuates, which means that when you sell your Shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.  The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Lender Liability and Equitable Subordination Risk
In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."  The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

Because affiliates of, or persons related to, the Manager and/or the Sub-Advisor may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Leverage Risk
The Fund's use of leverage (as described under "Use of Leverage" in the body of this Prospectus) creates the opportunity for increased returns in the Fund, but it also creates special risks for shareholders. To the extent used, there is no assurance that the Fund's leveraging strategies will be successful. Leverage is a speculative technique that magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's NAV per share to be volatile.

The net proceeds that the Fund obtains from its sources of leverage (including lines of credit, derivatives transactions, forward-commitment transactions and reverse repurchase transactions, as well as from any future issuance of preferred shares) will be invested in accordance with the Fund's investment objectives and policies as described in this Prospectus. Interest or other expenses payable by the Fund with respect to its leverage (or distributions payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to shareholders than if the Fund were not so leveraged. If, however, the cost of obtaining leverage rises relative to the rate of return on the Fund's portfolio, the interest and other costs of leverage to the Fund (including interest expenses on borrowings and the distribution rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the holders of Shares (and not by preferred shareholders, if any) and will reduce the investment return of the Shares. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Therefore, there can be no assurance that the Fund's use of leverage will result in a higher return on the Shares, and it may result in losses.

Leverage creates several major types of risks for shareholders, including:

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the likelihood of greater volatility of NAV per share of Shares, and of the investment return to shareholders, than a comparable portfolio without leverage;

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the possibility either that Share distributions will fall if the interest and other costs of leverage rise, or that distributions paid on Shares will fluctuate because such costs vary over time; and

30	Prospectus – The Fund's Investment Objectives and Strategies

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the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV per share of the Shares than if the Fund were not leveraged.

In addition, the counterparties to the Fund's leveraging transactions of the Fund will have priority of payment over the Fund's shareholders.

The Fund may create leverage directly or indirectly by engaging in borrowing for other than temporary or emergency purposes, investing in certain derivatives including credit default swaps, total return swaps (including contracts for difference), forward contracts (including foreign currency exchange contracts), and other derivative transactions, and engaging in forward-commitment transactions, such as when-issued and delayed-delivery transactions, or reverse repurchase transactions. The Fund's use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund's income, distributions and total returns to shareholders. The Fund manages some of its derivative positions by segregating (which may include earmarking) an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. See "Risk Considerations—Segregation Risk." The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not correlate with one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

The fees received by the Manager and Sub-Advisor are based on the average daily managed assets of the Fund (including any assets attributable to leverage). Therefore, the Manager and the Sub-Advisor have a financial incentive to cause the Fund to use leverage (e.g., borrowings) or to issue preferred shares, which may create a conflict of interest between the Manager and Sub-Advisor, on the one hand, and the shareholders, on the other hand.  The Fund may face additional risks, depending on the type of leverage used. See, e.g., "Risk Considerations—Counterparty Risk" and "Risk Considerations—Derivatives Risk."

Litigation, Bankruptcy and Other Proceedings Risk
Investments in distressed or bankrupt companies include a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund.

There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor's return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court (if applicable), and becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor's estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund, the Manager or the Sub-Advisor is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common stockholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund's portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact the Fund's securities.

Liquidity Risk
The Fund is a closed-end investment company structured as an "interval fund" and designed for long-term investors. Unlike many closed-end investment companies, the Fund's Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund's quarterly offers to repurchase no less than 5% of the Shares outstanding at NAV per share. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer.

The Fund's investments are also subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as structured notes, high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Bond markets have consistently grown over the years while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased.  The market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, bank loans, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Many of the Fund's investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. See

Prospectus – The Fund's Investment Objectives and Strategies	31

"Risk Considerations—Valuation Risk." The risks associated with illiquid instruments may be particularly acute in situations in which the Fund's operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. See "Risk Considerations – Repurchase Offers Risk." It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets' expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom's vote to leave the European Union ("EU"), commonly referred to as "Brexit," are not yet known. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund's investments in the United Kingdom and Europe.

New/Small Fund Risk
The Fund had not commenced operations prior to the date of this Prospectus. A new or smaller fund's performance may not represent how the fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund, such as the Fund. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New funds have limited performance histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and adverse federal income tax consequences for investors.

Non-Diversification Risk
Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

Pay-In-Kind Securities Risk
Investments in pay-in-kind securities are subject to certain risks, including that market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Under many market and other conditions, the market for pay-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it earns in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may

32	Prospectus – The Fund's Investment Objectives and Strategies

have to leverage itself by borrowing the cash, to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund's exposure to these securities.

Private Placements Risk
Certain of the instruments in which the Fund may invest are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered in a private placement pursuant to Section 4(a)(2) of the Securities Act. A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, Section 4(a)(2) and other restricted securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. See "Risk Considerations—Liquidity Risk." The Fund may not be able to sell a Section 4(a)(2) security when the Sub-Advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security, so it may be less able to predict a loss. The Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Manager and/or the Sub-Advisor to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period. Private placements may also raise valuation risks. See "Risk Considerations—Valuation Risk."

Regulatory Changes Risk
Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws may be enacted, and new (or revised) regulations may be imposed by the Commodity Futures Trading Commission ("CFTC"), the SEC, the Internal Revenue Service ("IRS"), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

The Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank") contains changes to the previous regulatory structure in the U.S. and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumer, investors and businesses, including provisions that significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. Dodd-Frank and the rules that have been or will be promulgated thereunder by relevant regulators may negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties.  Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act's provisions, so the full impact and compliance burden on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business is not yet clear and will not likely be clear for years to come. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Pursuant to the Dodd-Frank Act, the SEC and the CFTC have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) which are regulated by the SEC, and other swaps which are regulated by the CFTC and the markets in which these instruments trade.

Under the Regulation 4.5 exclusion, in order to rely on the exclusion a Fund's commodity interests, other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) do not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by federal income tax considerations.

As discussed below, the Manager is not registered as a CPO with respect to the Fund. See "Risk Considerations–Regulatory Risk – Regulation as a Commodity Pool." The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

The CFTC and the designated contract markets have also established position limits for futures and option contracts that may restrict the ability of the Fund, or the Manager or Sub-Advisors to the Fund entering trades on the Fund's behalf, to make certain trading decisions.

The swaps market was largely unregulated prior to the enactment of Dodd-Frank. It is possible that developments in the swaps market, including the issuance of final implementing regulations under Dodd-Frank, could adversely affect the Fund's ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that the Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments.

In October 2015, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Farm Credit Administration and the Federal Housing Financing Authority issued final rules that will require banks subject to their supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements. The CFTC soon after issued similar rules that would apply to CFTC registered swap dealers and major swap participants that are not subject to the jurisdiction of a banking regulator. Such rules, which became effective on March 1, 2017, will generally require the Fund to commit additional assets in order to meet the new variation margin requirements when they enter into uncleared swap agreements. The European Supervisory Authorities ("ESA"), various national regulators in Europe, the Australian Securities & Investment

Prospectus – The Fund's Investment Objectives and Strategies	33

Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve.

Separately, the CFTC also provided no-action relief allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount ("MTA") of variation margin based upon the separately managed investment account or sleeve ("Sleeve") that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. This relief is not time limited, and provides that the CFTC staff will not recommend an enforcement action against a swap dealer that does not comply with the MTA requirements in the CFTC's regulations with respect to one or more swaps with any legal entity that is the owner of more than one Sleeve, subject to the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of an Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve.

The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Manager and/or Sub-Advisor and their related parties may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Manager and/or Sub-Advisor may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

Recently adopted rules implementing the credit risk retention requirements of Dodd-Frank for asset-backed securities will require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on the Fund's investment in asset-backed securities.

As a result of recent political developments, some countries, including the U.S., are considering moving away from the tighter financial industry regulations that followed the 2008 financial crisis. These developments could lead to changes to the rules and regulations discussed above and could impact the Fund's ability to pursue its investment strategies.

Regulatory Risk — Regulation as a Commodity Pool
The Manager will not register as a commodity pool operation ("CPO") with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter and the conditions set forth herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). In addition, the Manager will file a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund.  In the event the Manager fails to qualify for the exclusion and is required to register as a "commodity pool operator," the Manager will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

Reinvestment Risk
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on distribution levels, NAV per share and/or overall return of the Shares.

Repurchase Offers Risk
As described under "Periodic Repurchase Offers" above, the Fund is an "interval fund" and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund's shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund's portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV per share.  The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. The Fund believes that payments received in connection with the Fund's investments will generate sufficient cash to meet the maximum potential amount of the Fund's repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the shareholders of repurchased shares, and potentially even for shareholders that do not participate in the repurchase offer.

34	Prospectus – The Fund's Investment Objectives and Strategies

Reverse Repurchase Agreement Risk
The Fund may obtain leverage by entering into reverse repurchase agreements. The Fund may (but is not required to) segregate or "earmark" liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, they would be deemed senior securities representing indebtedness for purposes of the Investment Company Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from its sale of securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it. The Fund's use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

Risk of Investing in Certain Debt Obligations
There may be less readily available information about the Fund's investments in obligations that are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") and borrowers that are not subject to the periodic reporting requirements of Section 13 of the Exchange Act. Additionally, to the extent that certain obligations are not considered "securities," purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrowing company provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower's obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

If an obligation in which the Fund invests is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

In the case of second lien secured loans, such loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders. The remaining collateral may not be sufficient to cover the full amount owed on the second lien secured loan.

Some obligations in which the Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower's secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid. There is a possibility that originators will not be able to sell participations in unsecured bank loans. Because loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, through which the Fund would become a part lender, difficulty on the part of originators in selling participations could limit the number of parties participating and create greater credit risk exposure for the holders of such loans.

Securities Selection Risk
Securities selected by the Sub-Advisor or the Manager for the Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Sub-Advisor to restrict or prohibit participation in certain investments. In such circumstances, the Sub-Advisor or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Advisor and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of the Sub-Advisor will continue to be associated with Sub-Advisor for any length of time. The loss of the services of one or more key employees of the Sub-Advisor could have an adverse impact on the Fund's ability to realize its investment objectives.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregation Risk
In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. These segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund's assets may, in some circumstances, limit the Fund's ability to take advantage of investment opportunities.

Senior, Mezzanine and Subordinated Obligation Risk
The Fund may invest in obligations that hold a senior position in the capital structure of the issuing entity. Under normal circumstances, senior obligations have priority of claim ahead of other obligations of the borrower in the event of liquidation. However, senior obligations may be subject to structural

Prospectus – The Fund's Investment Objectives and Strategies	35

subordination, and they may be subordinated to certain obligations of the borrower or its subsidiaries (such as payroll expenses). Certain senior obligations, typically senior bank loans, also include restrictive covenants that must be maintained by the borrower.

The Fund may also invest in subordinated or mezzanine obligations including second and lower lien bank loans and the mezzanine and equity (or "first loss") tranches of CLO issues. Second lien loans are generally second in line in terms of repayment priority, and third lien loans, if applicable, would follow accordingly. Subordinated and mezzanine obligations are generally issued by entities whose capital structures have senior indebtedness ranking ahead of such obligations. The holders of subordinated and mezzanine obligations are generally more limited with respect to their rights to foreclose or exercise other rights of senior investors. In certain cases, no recovery may be available for such obligations. Due to their lower place in the borrower's capital structure, and possible unsecured or partially secured status (See "Risk Considerations—Secured, Partially Secured and Unsecured Obligation Risk"), subordinated and mezzanine obligations involve a higher degree of overall risk as compared senior obligations of the same borrower, including credit, market, liquidity and interest rate risk, among others.

Small- and Mid-Capitalization Companies Risk
Investments in small- and mid- capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small- and mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, distribution channels and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Additionally, small- and mid-capitalization companies are often traded over the counter and generally experience less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Tax Risk and RIC-Related Risks of Investments Generating Non-Cash Taxable Income
The Fund intends to elect to be a RIC and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of "qualifying income," and distribute to its shareholders at least 90% of its "investment company taxable income," as that term is defined in the Code (which includes, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund's investment strategy will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund's investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Fund's ability to qualify for such treatment.

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the corporate rate (currently 21%) and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund's current or accumulated earnings and profits.

Certain of the Fund's investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that will be treated as having "market discount" and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its shareholders would receive larger capital gain distributions than they would in the absence of such transactions.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on the Sub-Advisor's credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Valuation Risk
This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives or certain high-yield issues, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or tender Shares for repurchase when the Fund is holding fair-valued securities may receive fewer or more Shares, or lower or higher repurchase proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable Rate and Floating Rate Obligations Risk
The Fund can invest directly or indirectly in debt securities that have floating or variable rate coupons.

The coupons on floating rate instruments in which the Fund may invest are not fixed, and may adjust periodically to reflect current market rates. The coupons on a floating rate security are generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The floating rate obligations in which the Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the obligation. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate period of adjustment of obligations. If the Fund does so, it will consider the shortened period to be the adjustment period of the obligation. Therefore, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag

36	Prospectus – The Fund's Investment Objectives and Strategies

behind changes in market rates or may have limits on the maximum increases in the coupon rates. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of obligations.

In the event of a change in the benchmark interest rate on an obligation, the rate payable to lenders under the obligation will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

Investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund's NAV during periods of changing interest rates, as compared to holding fixed-rate obligations. Nevertheless, changes in interest rates can affect the value of the Fund's floating rate obligations, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Having a shorter average reset period for its portfolio of investments may help mitigate that risk. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund's NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation's value could be affected to the extent the interest rate paid on that obligation does not rest at the same time. Because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

When-Issued, Delayed-Delivery and Forward Commitment Transaction Risk
The Fund may purchase securities on a when-issued and delayed-delivery basis and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). These transactions involve a commitment by the Fund to purchase or sell securities at a future date. These transactions enable the Fund to "lock-in" what the Sub-Advisor believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued transactions and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. When the Fund has sold a security on a when-issued or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. Additionally, when selling an instrument on a when-issued or forward commitment basis without owning the instrument, the Fund will incur a loss if the instrument's price appreciates in value such that the instrument's price is above the agreed-upon price on the settlement date.

The Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued, delayed-delivery or forward commitment transaction. When entering into a when-issued, delayed-delivery or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. Inasmuch as the Fund covers its obligations under these transactions, the Manager and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the Sub-Advisor's ability to manage the Fund's portfolio.

Anti-Takeover Provisions

The Trust's Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Trust, convert the Trust to open-end status or undertake certain transactions. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

Management of the Fund

Board of Trustees

The Board is responsible for the management of the Fund, including supervision of the duties performed by the Manager (as defined below). The Board is comprised of eleven Trustees, one of whom is treated by the Fund as an "interested person" (as defined in the Investment Company Act). Further information about the Trustees and Officers of the Fund, including their names, addresses, principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Trustees and Officers of the Trust" in the SAI.

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") will serve as the Manager and administrator of the Fund. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., which are private equity firms.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940.  As of February 28, 2018, the Manager had approximately $59 billion in assets under management.

Prospectus – Management of the Fund	37

The Manager will be paid a management fee as compensation for providing the Fund with management and administrative services pursuant to the "Management Agreement". The expenses are allocated daily to the Y Class Shares.

Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records; and

■

supervising the provision of services to the Trust by third parties.

In addition to its oversight of the Sub-Advisor, the Manager may invest the portion of the Fund's assets that the Sub-Advisor determines to be allocated to short-term investments.

The Sub-Advisor

SOUND POINT CAPITAL MANAGEMENT, LP (the ‘‘Sub-Advisor''), a Delaware limited partnership, will serve as investment Sub-Advisor to the Fund. The Sub-Advisor has been registered as an investment adviser with the SEC since July 2011. The address of Sound Point is 375 Park Avenue, 33rd Floor, New York, NY 10152. As of March 31, 2018, Sound Point had approximately $2.8 billion assets under management.

Portfolio Managers

The personnel of the Sub-Advisor who will have joint and primary responsibility for the day-to-day management of the Fund's portfolio are:

Stephen Ketchum is Managing Partner and CIO of Sound Point. Mr. Ketchum is the principal owner of Sound Point, which he founded in 2008. Mr. Ketchum is a co-portfolio manager of the Fund.

Rick Richert is a Portfolio Manager at Sound Point. Mr. Richert has been at Sound Point since May 2011, and is co-portfolio manager for the Fund. Prior to joining Sound Point, Mr. Richert was a Principal in the CLO group at American Capital ("ACAS"). He was one of the founding members at ACAS launching this CLO group in early 2006. The first ACAS CLO issued in 2007 was a top decile performing CLO as measured by average equity distribution. Prior to ACAS, Mr. Richert was a Senior Credit Analyst at Sanno Point Capital Management, a credit-focused hedge fund, where he served as a generalist investing in bank loans, high yield bonds and CDS. Previously, he was a Director in the Bank Loan Unit at MetLife, where he worked for 10 years. At MetLife, Mr. Richert helped grow the bank loan asset class from near zero to over $3.0 billion and directly covered several industries. Mr. Richert earned his M.B.A. in Finance from the University of Michigan and his B.B.A. in Accounting from Southern College. He is a Chartered Financial Analyst charterholder and is a Certified Public Accountant.

Ryan Kohan is a Co-Portfolio Manager at Sound Point. Mr. Kohan joined Sound Point Capital as a senior credit analyst for the bank loan team in 2013, and is a co-portfolio manager for the Loan Mutual Fund. Prior to joining Sound Point, Mr. Kohan spent over 4 years as a senior investment analyst for Doral Leveraged Asset Management ("DLAM"). He was a founding and key member of the team responsible for the establishment and management of $1.5 billion of performing loan assets across three 2.0 CLOs and one total return vehicle. In addition, Mr. Kohan's coverage responsibilities at DLAM included over 50 names in the Aerospace & Defense, Automotive, Food & Beverage, and Industrial industries. Prior to DLAM, Mr. Kohan was an Analyst in the Restructuring Group of Rothschild, where he worked on various transactions that included the Borders Group Inc., Circuit City Stores Inc., and FairPoint Communications, Inc. Mr. Kohan graduated magna cum laude from Babson College with a Bachelor of Science in Business Management.

Garrick Stannard is a Senior Credit Analyst at Sound Point.  Prior to joining Sound Point, Mr. Stannard spent 6 years as a senior distressed and special situations analyst at Aristeia Capital, a credit opportunities hedge fund with over $4 billion of assets under management. Prior to Aristeia, Mr. Stannard was a senior analyst at Novator Partners and Context Capital Management. He began his career in the Investment Banking Group at Deutsche Bank, where he spent over 7 years in the Project & Structured Finance, Restructuring and Mergers & Acquisitions groups. Mr. Stannard holds a B.A. degree in Economics from Colgate University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

Management Agreement

The Management Agreement between the Manager and the Trust, on behalf of the Fund, is expected to become effective xx xx, 20xx, and will continue in effect for an initial two-year term.  Thereafter, the Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act (and related rules, orders and interpretations).

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations to the Fund, the Manager and any partner, director, officer or employee of the Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Manager or any partner, director, officer or employee of the Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

The Fund is responsible for expenses not otherwise assumed by the Manager, including: brokerage fees, commissions and other portfolio transaction expenses relating to securities and commodity interest positions purchased and sold by the Fund; fees paid for brokerage commission analysis; borrowing costs; costs of preferred shares, commercial paper or other senior securities issued by the Fund; fees and expenses of any underlying funds in which the Fund invests; dividend and interest expenses on short positions; expenses of organizing the Fund; registration expenses; sales and repurchases expenses; subscription, placement agent and shareholder service fees; securities lending fees; certain salaries; legal, accounting and auditing expenses; shareholder and Board meeting expenses, including proxy expenses; printing and mailing expenses; pricing and valuation expenses; and any extraordinary expenses.

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class shares through December 31, 2019 to the extent that operating expenses exceed 0.35% for the Y Class (excluding management fees, taxes, interest including interest on borrowings, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Board. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the

38	Prospectus – Management of the Fund

Manager's own waiver or reimbursement and (b) does not cause the operating expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

See "Investment Management and Other Services - The Sub-Advisor" in the SAI for a discussion of the sub-advisory agreement among the Trust, the Manager and the Sub-Advisor.

Investment Management and Sub-Advisory Fees

The Fund pays to the Manager a management fee in consideration of the advisory and other services, including administrative services, provided by the Manager to the Fund. Pursuant to the Management Agreement, the Fund pays the Manager an annualized management fee based on a percentage of the Fund's average daily "managed assets" (as defined below) that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $4 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.325%

"Managed assets" means the total assets of the Fund (including assets attributable to the proceeds of leverage) minus accrued liabilities (other than liabilities attributable to such leverage). For purposes of calculating "managed assets," the liquidation preference of any preferred shares outstanding is not considered a liability. In addition, for purposes of calculating "managed assets," the Fund's derivative investments will be valued based on their market value.

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Sound Point pursuant to which the Fund has agreed to pay Sound Point an annualized sub-advisory fee based on a percentage of the Fund's average daily managed assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.80%
Over $1 billion	0.75%

Because the management fee received by the Manager, and the sub-advisory fee received by the Sub-Advisor, are based on the average daily managed assets of the Fund (including any assets attributable to leverage), the Manager and the Sub-Advisor have a financial incentive to cause the Fund to utilize borrowings, preferred shares or other forms of leverage. This may create a conflict of interest between the Manager and the Sub-Advisor, on the one hand, and the holders of Shares, on the other hand.

A discussion of the Board's consideration and approval of the Management Agreement between the Trust and the Manager and the Investment Advisory Agreement among the Trust, the Sub-Advisor and the Manager will be available in the Fund's Annual Report for the period ended August 31, 2018.

Control Persons

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. Prior to the date of this Prospectus, the Fund could be deemed to be under control of the Manager, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is anticipated that the Manager will no longer be a control person once the Fund commences investment operations and the Fund's Shares are sold to the public.

The Fund's Service Providers

Transfer Agent. DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169 will serve as the transfer agent, registrar, dividend disbursement agent, as well as agent for the Fund's distribution policy and distribution reinvestment policy for the Fund shareholders.

Custodian.  State Street Bank and Trust Company ("State Street"), with principal offices at One Lincoln Street, Boston, MA 02111, will serve as custodian for the securities and cash of the Fund's portfolio. Under the Custodian Agreement, State Street holds the Fund's assets in safekeeping and keeps all necessary records and documents relating to its duties.  State Street also will serve as the Fund's Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.  State Street also performs fund accounting services as well as sub-administrative and compliance services on behalf of the Fund.

Independent Registered Public Accounting Firm.  xx, xx, will serve as the Fund's Independent Registered Public Accounting Firm.  xx provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Legal Counsel.  K&L Gates LLP serves as legal counsel to the Fund.

Plan of Distribution

Resolute Investment Distributors, Inc. ("RID" or "Distributor"), located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is the distributor and principal underwriter of the Fund's Shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor is affiliated with the Manager through common ownership. In addition, the directors and officers of the Distributor also serve as directors and/or officers of the Manager.

Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Shares of the Fund will be offered at NAV per share calculated each regular business day. Please see "Periodic Repurchase Offers—Determination of Net Asset Value" below. The Distributor has no obligation to sell any specific quantity of the Fund's Shares.

Pursuant to a Sub-Administration Agreement between the Distributor and the Manager, the Distributor provides administrative services in connection with the marketing and distribution of Shares of the Fund, including the provision of registered representatives of the Distributor to facilitate distribution of Shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, repurchase and other requests to the Fund.

Prospectus – Plan of Distribution	39

Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the intermediary.

The Fund's Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund's Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Manager nor the Distributor intends to make a market in the Fund's Shares. The Fund has agreed to indemnify the Distributor and certain of the Distributor's affiliates against certain liabilities, including certain liabilities under the Securities Act. Such indemnification does not include indemnification against liability resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the Securities Act, and in connection with the services rendered to the Fund.

Shareholder Service Expenses

The Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class Shares of the Fund. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Y Class Shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The Manager will be reimbursed on the actual expenses incurred in a particular month for the services provided to the Y Class Shares. The primary expenses expected to be incurred are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.  Because the fees are paid out of the Fund's Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment.

How to Buy Shares

The following section provides basic information about how to purchase Shares of the Fund.

The Y Class Shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. The Fund does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund's Shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or Shares for any investor.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy Shares of the Fund and information about periodic repurchase offers. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and tender your Shares for repurchase and applicable fees.

Minimum Initial Investment by Share Class

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Y	$100,000	None

The Manager may allow a reasonable period of time after opening an account for a Y Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

The Fund anticipates that investors will be able to purchase Shares directly from the Fund's transfer agent in the near future.  You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the New York Stock Exchange ("NYSE") (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. See "Periodic Repurchase Offers—Determination of Net Asset Value." Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase orders on behalf of the Fund and to designate other intermediaries to receive purchase orders on behalf of the Fund. The

40	Prospectus – How to Buy Shares

Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase Shares will be priced at the Fund's next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.

Shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Shares of the Fund are available for offer and sale in their jurisdiction.  The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering the Shares at any time. Checks to purchase Shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter'' checks, credit card checks, money orders, cashier's checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Investors may buy and sell Shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund. If your account is through a broker-dealer or financial Intermediary, please contact them directly to purchase Shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing Shares for their customers are responsible for determining the suitability of a particular Share class for an investor.

Investors will be able to purchase Shares directly from the Fund in accordance with the instructions below.

You should include the following information with any order:

■

Your name/account registration

■

Your account number

■

Type of transaction requested

■

Fund name and fund numbers

■

Dollar amount or number of Shares

Transactions for direct investors are conducted through:

Phone	To reach an American Beacon representative call 833-262-3226
Mail	American Beacon Sound Point Enhanced Income Fund PO Box 219090 Kansas City, MO 64121-9090	Overnight Delivery: American Beacon Sound Point Enhanced Income Fund c/o DST Asset Manager Solutions, Inc. 430 W. 7th Street Suite 219090 Kansas City, MO 64105-1407

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA #011000028; Acct #9900-049-9

■

Attn: DST Agt. for American Beacon Alternative Funds
American Beacon Sound Point Enhanced Income Fund, Fund #6000

■

shareholder account number and registration.

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Y	$100,000	None

Proceeds from the repurchase of shares will be mailed to the account of record or transmitted to the commercial bank designated on the account application form.

Supporting documents may be required for repurchase requests by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Repurchase requests must also include authorized signature(s) of all persons required to sign for the account. Call 833-262-3226 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for repurchase requests:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,

■

for an account whose address has changed within the last 30 days if proceeds are sent by check, or

■

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 833-262-3226 for instructions and further assistance.

Payments to Financial Intermediaries

The Fund and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or

Prospectus – How to Buy Shares	41

its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ''revenue sharing.''

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the Shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Y	$25,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder.  The Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (‘‘SVP'') stamp or notary stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Fund by telephone:

■

The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone repurchase requests may be difficult to implement during certain time periods.

The Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your Fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Sound Point Enhanced Income Fund via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund's secure web application,

■

Access your account through the Fund's secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Sound Point Enhanced Income Fund
PO Box 219090
Kansas City, MO 64121-9090
833-262-3226
www.americanbeaconfunds.com

42	Prospectus – Periodic Repurchase Offers

Periodic Repurchase Offers

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV per share on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund's interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and not more than 25% of its Shares at NAV per share on a regular quarterly schedule. Although the policy permits repurchases of between 5% and 25% of the Fund's outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months.

Repurchase Dates

The Fund will make quarterly repurchase offers every three months, in the months of January, April, July and October.  As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The latest date on which shareholders wishing to tender Shares for repurchase typically falls approximately seven days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, at least 21 days before the Repurchase Request Deadline, the Fund will send written notice to each record shareholder setting forth, among other things:

■

The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

■

The date on which a shareholder's repurchase request is due.

■

The date that will be used to determine the Fund's NAV per share applicable to the repurchase offer (the "Repurchase Pricing Date").

■

The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.

■

The NAV per share of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV per share.

■

The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

■

The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. If you invest in the Fund through a financial intermediary, the notice will be provided to you by your financial intermediary. This notice will also be posted on the Fund's website at www.americanbeaconfunds.com.

The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund's NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV per share is discussed below under "Determination of Net Asset Value." During the period an offer to repurchase is open, shareholders may obtain the current NAV per share by calling the Fund's transfer agent at 833-262-3226. You may also obtain the current NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links'' and then ‘‘Daily NAVs.''

The Fund does not currently charge a repurchase fee. However, the Fund may introduce a repurchase fee at any time by charging a repurchase fee of up to 2% on Shares accepted for repurchase by the Fund, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase (such as bid to ask spreads) incurred by the Fund, directly or indirectly, as a result of repurchasing Shares, thus allocating estimated transaction costs to the shareholder whose Shares are being repurchased. The Fund may modify the amount of a repurchase fee at any time. The Fund may also waive or reduce the repurchase fee if the Manager determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the Investment Company Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.  The Fund will provide notice to shareholders of any suspension or postponement of a repurchase offer.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund's Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the

Prospectus – Periodic Repurchase Offers	43

Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. The Fund does not currently expect to offer to repurchase additional Shares in the event a repurchase offer is oversubscribed.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders' requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, "liquid assets" means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Manager or the Sub-Advisor otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund's NAV.

The Fund is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet repurchase requests.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects. Repurchase of the Fund's Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund's performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). These and other possible risks associated with the Fund's repurchase offers are described under "Risk Considerations — Repurchase Offers Risk" above. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the shareholders of repurchased Shares, and potentially even for shareholders that do not participate in the repurchase offer. For a discussion of these tax consequences, see "Tax Matters" below and "Tax Information" in the SAI.

Determination of Net Asset Value

The price of the Fund's Shares is based on its NAV per share. The Fund's NAV per share is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of Shares outstanding.

The NAV per share of each class of the Fund's Shares is determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE‘'), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its Shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund's portfolio investments being affected at a time when you are unable to buy or sell Shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other funds are valued at the closing NAV per share of the funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV per share, fair value pricing may be used on the affected security or securities.  Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund's fair valuation procedures. You may view the Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links'' and then ‘‘Daily NAVs.''

44	Prospectus – Periodic Repurchase Offers

Quarterly Distribution Policy and Distribution Reinvestment Policy

The Fund intends to declare income distributions daily and distribute them to shareholders quarterly.

The Fund intends to distribute each year most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income ("dividends") and distributions of net realized capital gains ("capital gain distributions," and together with dividends, "distributions") and foreign currency gains. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued distributions on any outstanding preferred shares).

Quarterly Distribution Policy

The Fund intends to declare income distributions daily and distribute them to shareholders quarterly. The Fund's final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. If all or a portion of any Fund distribution exceeds the sum of the Fund's investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (1) first, as dividend income to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes ("E&P"), (2) then as a tax-free "return of capital," reducing a shareholder's adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (3) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the shareholder's holding period for the Shares.

Unless the registered owner of Shares elects to receive cash, all dividends declared on the owner's Shares will be automatically reinvested in additional Shares. See "Dividend Reinvestment Policy."

Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any distribution from a source other than net income that adequately discloses its source or sources. Thus, if the source of a distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Distribution Reinvestment Policy

The Fund  has  a  distribution  reinvestment  policy  administered  by DST Asset Manager Solutions, Inc. Pursuant  to  the  policy,  each shareholder's pro rata portion of the  Fund's income dividends or capital gains or other distributions (each, a "distribution" and collectively, "distributions"), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Each shareholder automatically participates in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of the shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the transfer agent in writing at American Beacon Sound Point Enhanced Income Fund, c/o DST Asset Manager Solutions, Inc., P.O. Box 219090, Kansas City, MO 64121-9090. Such written notice must be received by the transfer agent at least 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund's distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the transfer agent, on the shareholder's behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury Shares. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's NAV per share.

The transfer agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The transfer agent will hold Shares in the account of each shareholder in non-certificated form in the name of the shareholder, and each shareholder's proxy, if any, will include Shares purchased pursuant to the distribution reinvestment policy. A proxy solicitor will distribute all proxy solicitation materials, if any, to shareholders participating in the distribution reinvestment policy.

In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the distribution reinvestment policy, the transfer agent will administer the distribution reinvestment policy on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the shareholder's name and held for the account of beneficial owners participating under the distribution reinvestment policy.  Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the distribution reinvestment policy.

Neither the transfer agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See "Tax Matters."

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be sent to:
American Beacon Sound Point Enhanced Income Fund
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219090
Kansas City, MO 64121-9090

Prospectus – Quarterly Distribution Policy and Distribution Reinvestment Policy	45

Description of the Trust

Description of Capital Structure and Shares

The following is a brief description of the anticipated capital structure of the Trust. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Trust's By-Laws, as amended and restated through the date hereof (the "By-Laws"). The Declaration and By-Laws are each exhibits to the registration statement of which this Prospectus is a part.

The Fund is a series of the Trust, a statutory trust established under the laws of the State of Delaware. The Declaration provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Declaration authorizes the issuance of an unlimited number of shares of beneficial interest, with or without par value. The Fund currently offers one class of Shares: Y Class. The fees and expenses for the Fund are set forth in "Summary of Fund Expenses" above.

Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. All Shares have equal rights to the payment of distributions and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable by the Trust and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund pro rata among the holders of the Shares.

The Board may classify or reclassify any issued or unissued shares of the Trust into shares of any series or class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration and the Investment Company Act.

Preferred shares may be issued in one or more series or classes, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the shareholders.

The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person's status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares, including Y Class Shares, of the Fund entitle their holders to one vote for each Share held. Each fractional Share shall be entitled to a proportionate fractional vote.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.

The following table shows the amounts of Shares of the Fund that were authorized and outstanding as of xx xx, 20xx:

(1)	(2)	(3)	(4)
Share Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Shown Under Column (3)
Y	Unlimited	[0]	$xx

As noted under "Leverage," the Fund may add leverage to its portfolio by utilizing borrowing for other than temporary or emergency purposes, investments in certain derivatives, such as credit default swaps, total return swaps (including contracts for difference), and forward contracts (including foreign currency exchange contracts), and engaging in forward-commitment transactions, such as when-issued and delayed-delivery transactions, or reverse repurchase transactions.

Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Shares, including the Y Class Shares.  Additionally, holders of preferred shares would have the right to separately elect two Trustees of the Fund, voting separately as a class.

Anti-Takeover and Other Provisions in the Declaration of Trust

The Declaration and the By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status.

A Trustee may be removed from office with or without cause by a written instrument signed or adopted by two-thirds of the Trustees, based on the total number of Trustees prior to such removal. A Trustee may be removed from office only with cause by a vote of the holders of at least two-thirds of the total shares of the Trust issued and outstanding at a meeting called by shareholders owning at least 25% of the outstanding shares of the Trust. The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Trust's shares entitled to vote on the matter, or the holders of at least seventy-five percent (75%) of the shares of each series or class affected by the matter, voting as separate series or classes, to authorize certain transactions not in the ordinary course of business, including: (1) the termination, merger, reorganization or consolidation, or liquidation of the Trust or any series or class thereof not initially proposed by the Board; (2) the sale or conveyance of all or a substantial part of the Trust's assets; (3) with certain exceptions, the sale, lease or exchange (in one or a series of transactions in any 12-month period) of any assets of the Trust or any series thereof having an aggregate fair market value of $1,000,000 or more to any "Principal Shareholder" (as defined below); or (4) with certain exceptions, the sale, lease or exchange to the Trust or any series or class thereof, in exchange for shares of the Trust (in one or a series of transactions in any 12-month period), the assets of any principal shareholder having an aggregate fair market value of $1,000,000 or more, unless such transaction described above has been approved by a "Supermajority" (defined as two-thirds) of the Trustees. The term "Principal Shareholder" means any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of the Trust or any series or class and shall include any Associates or Affiliates of such person or entity. The term "Affiliate" and "Associate" shall have the meaning ascribed to each such respective term in Rule 12b-2 under the Exchange Act. The Board has the power to allow, by vote of a Supermajority of the Trustees, including a Supermajority of the independent Trustees, a lesser vote to approve the above transactions described above to the extent not otherwise addressed by the Declaration or by applicable law.

46	Prospectus – Description of the Trust

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the shares of the Trust entitled to vote on the matter, or the holders of at least seventy-five percent (75%) of the shares of each series or class of shares affected by the matter, voting as separate series or classes, to authorize a conversion of the Trust from a closed-end investment company to an open-end investment company, unless the conversion is authorized by a majority of the Trustees (in which case shareholders would have the minimum voting rights required by the Investment Company Act with respect to the conversion).

The percentage vote required under these provisions is higher than the vote otherwise required by the Declaration or by the Investment Company Act. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Trust or the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust or the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies.

The Declaration also requires that prior to bringing a derivative action, a demand must first be made on the Board by shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold shares representing twenty-five percent (25%) of more of the issued and outstanding shares of the Trust, or twenty-five percent (25%) or more of the issued and outstanding shares of the series or class to which the action relates if it does not relate to all series or classes. A decision by a majority of the Trustees, including a majority of the independent Trustees, or, if the Trustees have appointed a committee to consider the demand, the majority of that committee, that maintaining a derivative suit would not be in the best interests of the Trust or the affected series or class and to reject the demand, shall be final and binding upon the shareholders and judicially unreviewable.

Reasonable expenses, including reasonable attorney's fees, may be assessed against a shareholder who brings a derivative action and does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought. There may also be additional requirements or restrictions on shareholder derivative lawsuits involving the Fund imposed by law.

The Declaration provides that, in accordance with the Delaware Statutory Trust Act, any suit against the Trust, any series or class, or the Trustees or officers of the Trust shall be brought exclusively in the State of Delaware. The Declaration also includes a provision that any shareholder bringing an action against the Trust, any series or class, or the Trustees or officers of the Trust waives the right to trial by jury to the fullest extent permitted by law.

While some of the provisions described above are permitted by Delaware law, certain of the provisions described above are neither permitted nor prohibited by Delaware law. A final judgment by a court about these provisions has not been made as of the date of this Prospectus and it is not clear what judgment a court would reach regarding these provisions.

The Trust's By-Laws contain advance notice provisions the effect of which is to prevent matters, including nominations of Trustees, from being considered at a shareholders' meeting where the Trust has not yet received certain information. The By-Laws require that certain information be included in any shareholder request for a special meeting of shareholders or a separate shareholder proxy in connection with a shareholder meeting called by the Trust on its own behalf or on behalf of another shareholder. This includes information as to any person who a shareholder proposes to nominate for election or reelection as a Trustee or a description of any other business that the shareholder proposes to bring before the meeting.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the By-Laws, both of which are on file with the SEC.

Tax Matters

General

The following is a brief general summary of certain material federal tax considerations affecting the Fund and its shareholders with respect to the purchase, ownership, and disposition of Shares. It is based on the Code and the regulations thereunder in effect on, and judicial authorities and published positions of the Internal Revenue Service ("IRS"), and other applicable authorities, publicly available as of the date hereof, all of which are subject to change or differing interpretations (possibly with retroactive effect); no assurance can be given that future legislation, regulations, court decisions, and/or administrative pronouncements will not significantly change applicable law and materially affect the conclusions expressed herein, and any such change, even though made after an investor has invested in the Fund, could be applied retroactively. Tax matters are complicated, and this discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to shareholders who or that are subject to special federal tax rules -- such as banks, thrift institutions and certain other financial institutions, real estate investment trusts ("REITs"), insurance companies, brokers and dealers in securities or currencies, certain securities traders, persons holding Shares as part of a straddle or other integrated transaction, tax-exempt organizations, qualified pension and profit-sharing plans, individual retirement accounts and plans, certain other tax-deferred accounts, U.S. expatriates, persons with a "functional currency" other than the U.S. dollar, persons subject to the federal alternative minimum tax, and foreign investors (in the case of the certain foreign investors, except as noted below).

Unless otherwise noted, this discussion applies only to a "U.S. Shareholder" that holds Shares as a capital asset (generally, an asset held for investment). For purposes hereof, a "U.S. Shareholder" means a beneficial owner of Shares that, for federal tax purposes, is a "United States person" (as defined in the Code) that is

1

an individual who is a citizen or resident of the United States,

2

a corporation or partnership (or other entity classified as such for federal tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, or the District of Columbia,

3

an estate the income of which is subject to federal income tax regardless of its source, or

4

a trust if (A) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more United States persons (as so defined) have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

If a partnership holds Shares, the federal income tax treatment of a partner in the partnership generally will depend on the partner's status and the partnership's activities.

No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment therein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information discussed below.

Qualification for Treatment as a Regulated Investment Company (RIC)

The Fund intends to elect to be a RIC and to qualify each taxable year for treatment as a RIC, which qualification requires (among other things) that it distribute to its shareholders for each taxable year at least 90% of its "investment company taxable income" ("ICTI") (which generally includes, among other

Prospectus – Tax Matters	47

things, interest income, dividends, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid). If the Fund so qualifies, it will not be required to pay federal income tax on any net income and net realized gains it distributes to its shareholders, but those distributions generally will be taxable to you as a shareholder when you receive them (unless you are not subject to federal income tax on your income generally). Shareholders will not be subject to the alternative minimum tax.

Treatment of Fund Distributions

The Fund intends to distribute to its shareholders, at least annually, substantially all of its ICTI and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). Dividends the Fund pays to you that are attributable to its ICTI generally will be taxable as ordinary income to the extent of its E&P, except that dividends attributable to its "qualified dividend income" (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) ("QDI") will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Shares at the rates for net capital gain a maximum of 15% for a single shareholder with taxable income not exceeding $425,800 ($479,000 for married shareholders filing jointly and $452,400 for a head of household) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually). Part of the Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations ("DRD") — the eligible part may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. Because the Fund's ordinary income will be derived principally from interest, however, it is currently expected that most of the dividends the Fund pays will not constitute QDI or be eligible for the DRD.

Distributions the Fund pays to you that are attributable to net capital gain, if any, will be taxable as long-term capital gain, regardless of how long you have held your Shares, at the 15% and 20% maximum federal income tax rates mentioned above. If the Fund distributes to you an amount in excess of its E&P, the excess will be treated first as a non-taxable "return of capital" that will reduce your tax basis in your Shares (thus reducing any loss or increasing any gain on a subsequent taxable disposition by you thereof) and then, if your basis is reduced to zero, as taxable gain from a sale of those Shares.

The tax treatment of distributions on your Shares will be the same regardless of whether they are paid to you in cash or reinvested in additional Shares under the Fund's distribution reinvestment policy. (See "Quarterly Distribution Policy and Distribution Reinvestment Policy - Distribution Reinvestment Policy.") Shareholders that receive a dividend distribution in the form of newly issued Shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of those Shares. Those shareholders will have a basis in each such newly issued Share equal to that value.

A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November, or December of that year with a record date in one of those months and is paid during the following January. Each year, the Fund will notify you of the tax status of its distributions.

Treatment of Share Repurchases

If the Fund repurchases your Shares, you will realize a capital gain or loss in an amount equal to the difference between the repurchase proceeds and your adjusted tax basis in the Shares. That gain or loss will be long-term or short-term depending on your holding period for the Shares. If you tender or are able to sell fewer than all of your Shares pursuant to a repurchase offer, it is possible that any amounts you receive in such repurchase will be taxable to you as a dividend rather than the proceeds of a sale or exchange. In addition, there is a risk that shareholders who do not tender any of their Shares for repurchase, or whose percentage interest in the Fund otherwise increases as a result of a repurchase offer, will be treated for federal income tax purposes as having received a dividend distribution as a result of their percentage increase in ownership of the Fund. (See "Tax Information - Taxation of the Shareholders - Disposition of Shares" in the SAI.)

The Fund's use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC and to avoid a federal excise tax (described in the SAI). The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Backup Withholding

The Fund will be required to withhold, and remit to the U.S. Treasury Department, federal income tax (at the rate of 24%) from all taxable distributions otherwise payable to you if you are an individual shareholder and you:

■

fail to provide the Fund with your correct taxpayer identification number (social security number in the case of an individual);

■

fail to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other exempt recipient; or

■

fail to certify that you have not received notice from the IRS that you are subject to backup withholding as a result of a failure to properly report interest or dividend income on a federal income tax return.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against your federal income tax liability or refunded.

Additional Tax

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes interest, dividends, and net gains from the disposition of investment property (including taxable distributions the Fund pays and net gains realized on any repurchase of Shares), or (2) the excess of the individual's "modified adjusted gross income" over $250,000 for married persons filing jointly ($200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

Foreign Account Tax Compliance Act ("FATCA")

As explained more fully in the SAI, under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Shares the Fund pays after December 31, 2018. That withholding tax generally can be avoided by an FFI or an NFFE by complying with certain information reporting requirements. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

48	Prospectus – Tax Matters

Certain Fund Investments

The Fund's transactions in derivative instruments (including swaps, forwards, and futures), foreign currencies and foreign-currency denominated debt obligations, short sales, and similar instruments could affect the amount, timing of recognition, and character of distributions from the Fund and could increase the amount and accelerate the timing for payment of taxes payable by shareholders. The Fund's investments in certain debt instruments could cause it to recognize taxable income in excess of the cash generated by the investments (which may require the Fund to liquidate other investments in order to make required distributions).

* * * * *

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Additional information is contained in the "Tax Information" section of the SAI. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

Reports to Shareholders

The Fund will furnish to shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund's operations each quarter.

Additional Information

A Registration Statement on Form N-2, including any amendments thereto (the "Registration Statement"), relating to the Y Class Shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Prospectus and this SAI are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Y Class Shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Prospectus – Additional Information	49

Table of Contents for the Statement of Additional Information

The Fund	1
Investment Restrictions	1
Additional Investment Information	2
Portfolio Turnover	15
Trustees and Officers	15
Code of Ethics	22
Proxy Voting Policies	22
Control Persons and Principal Holders of Securities	22
Investment Management and Other Services	22
Payments to Financial Intermediaries	25
Purchase, Repurchase and Transfer of Shares	26
Portfolio Transactions and Brokerage	26
Tax Information	27
Description of the Trust	31
Description of Capital Structure and Shares	31
Anti-Takeover and Other Provisions in the Declaration of Trust	31
Other Information	33
Registration Statement	33
Financial Statements	33
Appendix A: Proxy Voting Policy and Procedures for the Trust	34
Appendix B: Proxy Voting Policies Investment Sub-Advisor	36

50	Prospectus – Table of Contents for the Statement of Additional Information

APPENDIX A

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor's ratings of BB, B, CCC, CC, and C are considered below investment grade and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.  A rating of NR indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a

Prospectus – Appendix A- Ratings Definition	51

distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

Standard & Poor's short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

52	Prospectus – Appendix A- Ratings Definition

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
 xx xx, 20xx

Share Class
Y
American Beacon Sound Point Enhanced Income Fund	SPEYX

American Beacon Sound Point Enhanced Income Fund (the "Fund") is a series of a newly-organized, non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest ("Shares") and is operated as an "interval fund."  The Fund commenced operations on xx xx, 20xx.  The Fund currently offers one class of Shares: Y Class.

This Statement of Additional Information ("SAI") does not include all information that a prospective investor should consider before purchasing the Shares and should be read in conjunction with the Fund's prospectus dated xx xx, 20xx (the "Prospectus").  You should obtain and read the Prospectus prior to purchasing the Shares.  You also may obtain copies of the Prospectus without charge by visiting the Fund's website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.  Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined.

Copies of the Fund's Annual and Semi-Annual Reports may be obtained, when available, without charge, upon request by calling 833-658-5811 or visiting www.americanbeaconfunds.com.

THE FUND

The American Beacon Sound Point Enhanced Income Fund (the "Fund") is a series of a newly-organized non-diversified, closed-end management investment company of the same name (the "Trust") that continuously offers one class of shares of beneficial interest ("Shares"), Y Class Shares, and is operated as an "interval fund."  The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on xx xx, 20xx. Prior to commencing operations, the Fund had no operations other than matters relating to its organization and registration as a series of a non-diversified, closed-end management investment company.

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investment strategies and risks is set forth below. Unless a strategy or policy described below is specifically prohibited by any investment restrictions listed in the Prospectus, by the investment restrictions under "Investment Restrictions" in this Statement of Additional Information, or by applicable law, the Fund may engage in each of the practices described below. However, the Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment, even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board, but without approval by or notice to shareholders.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended ("Investment Company Act"), a "majority" vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund. Under these restrictions, the Fund:

1

may not issue senior securities, except to the extent permitted under the Investment Company Act and the rules and regulations thereunder, as amended from time to time, and interpretations or orders thereunder issued by the SEC or its staff or other authority of competent jurisdiction;

2

may not borrow money, except to the extent permitted under the Investment Company Act and the rules and regulations thereunder, as amended from time to time, and interpretations or orders thereunder issued by the SEC or its staff or other authority of competent jurisdiction;

3

may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities law;

4

may not invest more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities);

5

may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

6

may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and

7

may not make loans, except: (i) to the extent permitted by the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, (ii) to the extent permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; (iii) by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements; or (iv) by lending its portfolio securities. The Fund may loan no more than one-third of its total assets.

Under the Investment Company Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

For purposes of construing restriction 4. above in "Fundamental Investment Restrictions," a large economic or market sector shall not be construed as a single industry or group of industries. The 25% limit is based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. As discussed in the Prospectus and this SAI, the Fund may invest more than 25% of its total assets in a single market sector, specifically, the financial services sector. Issuers of event-linked bonds are generally classified as belonging to the financial services sector. The Fund will be subject to the risks associated with that sector.

For the purpose of construing restriction 5. above in "Fundamental Investment Restrictions," where the Fund purchases a loan or other security secured by real estate or interests therein, in the event of a subsequent default, foreclosure, or similar event, the Fund may take possession of and hold the underlying real estate in accordance with its rights under the initial security and subsequently sell or otherwise dispose of such real estate.

With respect to the fundamental investment restriction relating to making loans set forth in restriction 7. above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received).

The Fund has also adopted the following fundamental policies in order to repurchase its Shares, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities:

1

1

The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time.

2

The Fund will repurchase Shares that are tendered by a specific date (the "Repurchase Request Deadline"), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer.

3

There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund's net asset value ("NAV") applicable to the repurchase offer is determined (the "Repurchase Pricing Date").

ADDITIONAL INVESTMENT INFORMATION AND RISKS

Cash Equivalents

Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commerical Mortgage-Backed Securities ("CMBS")

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers, such as CMBS.  CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Common Stocks

Common stock generally takes the form of shares in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company's stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Contracts for Differences

A contract for difference is a contract which one party agrees to pay the other party an amount of money based on the difference between the current value of a security or instrument and its value on a specified date in the future.

Contracts for differences are similar to total return swaps and allow the Fund to take a long or short position without having to own the reference security or index.

Corporate Debt Securities

The Fund may invest in corporate debt securities of U.S. issuers and foreign issuers, and/or it may hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Fund's opinion comparable in quality to corporate debt securities in which the Fund may invest. Corporate income-producing securities may include forms of preferred or preference stock. The interest rate on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Corporate debt securities may be

2

acquired with warrants attached. Securities rated Baa3 by Moody's Investors Service, Inc. ("Moody's"), BBB- by S&P Global Ratings, a division of The McGraw-Hill Company, Inc. ("S&P") and BBB- by Fitch Inc. ("Fitch") are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are subject to moderate credit risk and as such may possess certain speculative characteristics. S&P describes securities rated BBB as having "adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments." For securities rated BBB, Fitch states that "... expectations of default risk are currently low... capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity." For a discussion of securities rated below investment grade, see "High Yield Securities ("Junk Bonds")."

Cover and Asset Segregation

The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating or earmarking cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked to market basis. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of transactions. For example, if the Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate or earmark cash or liquidate assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

Inasmuch as the Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. ("American Beacon" or the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the Sub-Advisor's ability to manage the Fund's portfolio.

Currencies Risk

The Fund may have exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. or currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cyber-Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its Sub-Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cyber-security risk management purposes. Similar types of cyber-security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund Share purchases and requests for repurchase. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund and its Manager endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part

3

because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund's third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Depositary Receipts — American Depositary Receipts ("ADRs")

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Investing in depositary receipts entails substantially the same risks as direct investment in non-U.S. securities.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability which can affect U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, foreign securities and the Fund's income in respect of those securities may be subject to foreign taxes, including taxes withheld from payments on those securities, which would reduce the Fund's return on such securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

The investments in foreign currency denominated debt obligations and hedging activities by the Fund will likely produce a difference between the Fund's book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute "returns of capital" for federal income tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. The Fund's investments in non-U.S. securities may increase or accelerate the amount of ordinary income the Fund recognizes. See "Tax Information."

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Euro- and EU-related risks
 The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country's implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Fund's European investments.

The Economic and Monetary Union of the European Union ("EMU") is comprised of the European Union ("EU") members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country's forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries' exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

The Fund may face potential risks associated with the referendum on the United Kingdom's continued membership in the EU, which resulted in a vote for the United Kingdom to leave the EU. The vote to leave the EU may result in substantial volatility in foreign exchange markets and may lead to a sustained weakness in the British pound's exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. The vote to leave the EU may result in a sustained period of market uncertainty, as the United Kingdom seeks to negotiate the terms of its exit. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Fund, as there may be negative effects on the value of Fund's investments and/or on Fund's ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of another EU member state, could negatively impact Fund returns.

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Derivatives

Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

The Fund may invest in various types of derivatives, including among others, futures, forward currency and other forwards (including non-deliverable forwards), total return swaps, credit default swaps and contracts for difference. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC, and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.

Prior to 2012, advisers of registered investment companies, like the Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund's commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by federal income tax considerations.

The Manager, on behalf of the Fund, will file a notice claiming the CFTC Regulation 4.5 exclusion from registration with the CFTC as a commodity pool operator under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

In addition to the derivatives discussed in the Prospectus, the Fund may invest in the following derivative instruments:

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security or commodity, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. Futures are trade on both U.S. and foreign commodities exchanges.

There may not be a liquid secondary market for the futures contracts. If the Fund is unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or securities in a segregated account. The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the Sub-Advisor may still not result in a successful transaction.

Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected. Equity index futures contracts expose the Fund to volatility in an underlying securities index. Futures contracts also entail other risks. Although the use of such contracts may

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benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

The Fund may, from time to time, use futures positions to expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets and disclosure and regulatory standards in many respects are less stringent. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Government enforcement of existing securities regulations is limited, and any enforcement may be arbitrary and the results difficult to predict. In addition, reporting requirements or emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries' economies and securities markets.

Economies of emerging market countries are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging market countries may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other investment-related costs may be more expensive in emerging markets than in many developed markets, which could reduce the Fund's income from securities or debt instruments of emerging market country issuers.

Also, there may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund's portfolio. The laws in certain emerging market countries may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and the Fund.

Emerging market countries are more likely than developed market countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in emerging market countries or interest/dividend income thereon.

Foreign investment in certain emerging market country securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market country securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Also, because publicly traded debt instruments of emerging market issuers represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

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Equity Securities

Subject to the Fund's investment policies, the Fund may hold common stocks and other equity securities from time to time, including without limitation those it has received in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps," or by implementing "event-linked strategies". Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Floating Rate and Variable Rate Obligations

The Fund can invest directly or indirectly in debt securities that have floating or variable interest rates.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund's NAV during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund's floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the LIBOR, U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted only each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. See " High Yield Securities ("Junk Bonds") and Securities of Distressed Companies " disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed income security.

Foreign Securities

The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or

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social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as an investor.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

The Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Sub-Advisor endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Brexit Risk—The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise time-frame for "Brexit." In March 2017, the United Kingdom formally notified the European Council that it intends to withdraw from the EU by invoking Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiation on the terms of Brexit. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Forward Contracts and Futures Contracts

The Fund may enter into forward and futures contracts. Forward and futures contracts including interest rate futures contracts and futures contracts on U.S. Treasury securities, obligate the purchaser to take delivery of, or cash settle, a specific amount of a commodity, security or obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been

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satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund is unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account (which may include earmarking).

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the Sub-Advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

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Forward Currency Contracts
The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges — for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when the Sub-Advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward

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currency contracts on another foreign currency or a basket of currencies, the value of which the Sub-Advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that the Sub-Advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities, whose U.S. dollar value is being hedged by those contracts involved, generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

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Non-Deliverable Currency Forwards
 The Fund also may enter into non-deliverable currency forwards ("NDFs"). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the other a U.S. dollar amount equal to the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund's returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

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High Yield Securities ("Junk Bonds") and Securities of Distressed Companies

The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody's or below BBB- by either S&P or Fitch), or unrated but determined by the Fund to be of comparable quality. The Fund may also invest in defaulted securities and debtor-in-possession financings. A description of the ratings categories used is set forth in Appendix A to the Prospectus.

A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the nationally recognized statistical rating organizations ("NRSROs") (i.e., rated Ba or below by Moody's, BB or below by S&P or BB or below by Fitch) or (2) if unrated, determined by the Fund to be of comparable quality to obligations so rated. Investments in securities rated below investment grade are described as "speculative" by Moody's, S&P and Fitch, and are commonly referred to as "high yield" securities or "junk bonds." Additional information about Moody's, S&P's and Fitch's securities ratings is included in Appendix A to the Prospectus.

Investors should consider the risks associated with high yield securities and debt securities of distressed companies before investing in the Fund. Investment in lower rated debt securities and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of high yield or distressed companies may be more complex than for issuers of higher quality debt.

The Fund's investments in high yield securities, debt securities of distressed companies and unrated securities of similar credit quality may subject it to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund's ability to sell these securities at an advantageous time or price. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of high yield or distressed company securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

Issuers of high yield securities and securities of distressed companies may have the right to "call" or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in these securities. In addition, the high yield securities and securities of distressed companies in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the daily NAV of the Shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield and distressed company debt difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities and securities of distressed companies, an investment in the Fund should be considered speculative.

Analysis of the creditworthiness of issuers of high yield securities and distressed company securities may be more complex than for issuers of higher quality debt securities, and achievement of the Fund's investment objectives may, to the extent of its investments in high yield and distressed company securities, depend more heavily on the Fund's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. High yield securities structured as "zero-coupon" bonds or "payment-in-kind" securities ("PIKs") tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of ordinary income greater than the total amount of cash interest the Fund actually receives. See "Tax Information" below.  The Fund seeks to reduce these risks through credit analysis and attention to current developments and trends in both the economy and financial markets. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to sell other investments in order to satisfy its distribution requirements (including when it is not advantageous to do so).

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of the Shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Fund. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero coupon bonds or PIKs may be affected to a greater extent by interest rate changes. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Fund seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of the security. Also, credit

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rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Fund does not rely solely on credit ratings when selecting debt securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency downgrades the rating of a debt security held by the Fund, the Fund may retain the security if the Fund deems it in the best interest of shareholders.

Illiquid Securities

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund may be subject to significant delays in disposing of illiquid securities, and other transaction costs that are higher than those for transactions in liquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include, among other things, certain loan participation interests, securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Fund's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act).

Indebtedness, Loan Participations and Assignments

Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans. Many banks have been weakened by the 2008 financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank's financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests. The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the "participating lender") and only when the participating lender receives the payments from the borrower.

In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

The Fund's ability to receive payments in connection with loans depends on the financial condition of the borrower. The Sub-Advisor will not rely solely on another lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Sub-Advisor's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Sub-Advisor determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager or the Sub-Advisor. Loans are typically administered by a bank, insurance company, finance company or other financial institution (the "agent") for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the

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apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Although many of the loans in which the Fund invests are expected to be secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender. In the event of a borrower's bankruptcy or insolvency, the borrower's obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Loans may be subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests.

Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower's financial condition and competitive conditions among lenders. Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund's Share price. Prepayments cannot be predicted with accuracy. Floating rate loans can be less sensitive to prepayment risk, but the Fund's NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Purchasers and sellers of loans may pay certain fees, such as an assignment fee. In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange-traded. They may also not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Investment Grade Securities

Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as S&P, Fitch or Moody's) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the Sub-Advisor, may retain a security that has been downgraded below the initial investment criteria.

Loan Participation Notes ("LPNs")

The Fund may invest in LPNs. In terms of their functioning and investment risk, LPNs are comparable to an investment in "normal" bonds. In return for the investor's commitment of capital, the issuer makes regular interest payments and, at maturity or in accordance with an agreed upon amortization schedule, the note is repaid at par.

However, in contrast to "normal" bonds, there are three parties involved in the issuance of an LPN. The legal issuer, typically a bankruptcy-remote, limited purpose entity, issues notes to investors and uses the proceeds received from investors to make loans to the borrower-with each loan generally having substantially identical payment terms to the related note issued by the issuer. The borrower is typically an operating company, and the issuer's obligations under a note are typically limited to the extent of any capital repayments and interest payments made by the borrower under the related loan. Accordingly, the investor generally assumes the credit risk of the underlying borrower. The loan participation note structure is generally used to provide the borrower more efficient financing in the capital markets than the borrower would be able to obtain if it issued notes directly.

In the event of a default by the borrower of an LPN, the Fund may experience delays in receiving payments of interest and principal while the note issuer enforces and liquidates the underlying collateral, and there is no guarantee that the underlying collateral will cover the principal and interest owed to the Fund under the LPN.

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Participation on Creditors Committees

Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. As a creditor of an issuer, the Fund may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself (collectively, "restructuring transactions"). Although under no obligation to do so, the Fund may from time to time have an opportunity to consider negotiating or otherwise participating in the restructuring of the Fund's portfolio investment or the issuer of such investment. The Fund may, based on considerations that would be in the best interest of the Fund, negotiate or otherwise participate in a restructuring transaction. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Further, the Sub-Advisor has the general authority, subject to the above-mentioned procedures, to represent the Fund on creditors' committees (or similar committees) or otherwise in connection with a restructuring transaction.

Preferred Securities

Preferred securities blend the characteristics of a bond and common stock. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. They can offer the higher yield of a bond and have priority over common stock in equity ownership, but do not have the seniority of a bond and their participation in the issuer's growth may be limited. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company's preferred securities may fall as a result of factors relating directly to that company's products or services. A preferred security's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

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Adjustable Rate and Auction Preferred Securities
 Typically, the dividend rate on an adjustable rate preferred security is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the security. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the security. The dividend rate on another type of preferred security in which the Fund may invest, commonly known as auction preferred securities, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred securities currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred securities are generally adjusted or reset frequently, the market values of these preferred securities may still fluctuate in response to changes in interest rates. Market values of adjustable preferred securities also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred securities have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Manager and/or the Sub-Advisor expect that auction preferred securities will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred securities may resume normal functioning.

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Fixed Rate Preferred Securities
Some fixed rate preferred securities in which the Fund may invest, known as perpetual preferred securities, offer a fixed return with no maturity date. Because they never mature, perpetual preferred securities act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Fund may also invest in sinking fund preferred securities. These preferred securities also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred securities makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred securities.

Real Estate Investments Trusts ("REITs")

The Fund may invest in REITs. REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as "equity REITs") or invest in mortgages secured by loans on such real estate (known as "mortgage REITs") or both (known as "hybrid REITs"). REITs are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the

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real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile. REITs are subject to management fees and other expenses, and so the Fund would bear its proportionate share of the costs of the REITs' operations if it invests in REITs.

Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers, and domestic REITs could fail to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act. The value of REIT common stock may decline when interest rates rise. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Short-Term Investments/Temporary Defensive Strategies

The Fund, for temporary defensive purposes and in order to keep the Fund's cash fully invested, may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments, and U.S. Government securities. Such investments may prevent the Fund from achieving its investment objectives.

Short Sales

In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager or the Sub-Advisor may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Generally, to complete a short sale transaction, the Fund or its broker will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Fund, the Fund will incur a loss. Conversely, the Fund will realize a gain if the price of the security decreases between selling short and replacement. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Fund is required to pay fees or any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker and the Fund will pledge additional collateral to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated or earmarked account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

U.S Government Securities

U.S. Government securities are obligations of, and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund's Shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA").  Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

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Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund's investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund's investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Trust's CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Trust's CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Trust's CCO regarding the effectiveness of the Fund's compliance program. Also, when applicable, and typically on an annual basis, the Board will receive reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Trust's CCO to discuss matters relating to the Fund's compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of series of the American Beacon funds complex overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Trust is part of the American Beacon funds complex, which is comprised of 1 series within the Trust, 33 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, 1 series within the American Beacon Select Funds, and 1 series within the American Beacon Apollo Total Return Fund. The same persons who constitute the Board also constitute the board of trustees of the American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Select Funds and American Beacon Apollo Total Return Fund, and each Trustee oversees the Trusts' combined 37 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

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Name (Age)*	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Alan D. Feld** (81)	Trustee since 2018	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present).
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (48)	Trustee since 2018

Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011- 2016); Director, Women's Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present).

Joseph B. Armes (55)	Trustee since 2018

Chairman & CEO, CSW Industrials, Inc. (NASDAQ: CSWI) (2015-present); Chairman of the Board of Capital Southwest Corporation (NASDAQ: CSWC), predecessor to CSW Industrials, Inc. (2014-present); CEO Capital Southwest Corporation (2013-2015); President & CEO JBA Investment Partners (family investment vehicle) (2010-present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer NYSE: RSPP)(2013-present).

Gerard J. Arpey (59)	Trustee since 2018	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).
Brenda A. Cline (57)	Trustee and Vice Chair since 2018

Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (software)(NYSE:TYL) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (NYSE: RRC) (2015- Present); Trustee, Cushing Closed-End Funds (2017-present).

Eugene J. Duffy (63)	Trustee since 2018

Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013).

Claudia A. Holz (60)	Trustee since 2018	Audit Partner, Investment Management Practice, KPMG LLP (1990-2017).
Douglas A Lindgren (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016).
Richard A. Massman (74)	Trustee and Chair since 2018

Consultant and General Counsel Emeritus (2009-Present), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities).

Barbara J. McKenna (54)	Trustee since 2018	Managing Principal, Longfellow Investment Management Company (2005-Present).
R. Gerald Turner (72)	Trustee since 2018	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present).

* The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.

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** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain funds in the American Beacon funds complex.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as chief financial officer, secretary and treasurer to a private foundation, service as a director and member of the audit and nominating and governance committees of various publicly held companies, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies, service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm's New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee"). The Audit Committee consists of Ms. Cline (Chair), Ms. Holz, and Messrs. Duffy and Alvarado. Mr. Massman, as Chair of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, Massman, and Ms. Cline. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations

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to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration and By-Laws of the Trust.

The Trust has an Investment Committee that is comprised of, Ms. McKenna (Chair), and Messrs. Armes, Arpey and Lindgren. Mr. Massman, as Chair of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and the Sub-Advisor to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of the Sub-Advisor to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to the Sub-Advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with the Sub-Advisor, including, but not limited to, changes to the provision regarding compensation.

The Trust is new and, therefore, the Committees did not meet prior to the current fiscal year.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon funds complex by the Trustees as of the calendar year ended December 31, 2017. None of the Trustees owned securities of the Fund as of December 31, 2017.

INTERESTED TRUSTEES
Feld
Aggregate Dollar Range of Equity Securities in all Trusts (36 funds as of December 31, 2017)	Over $100,000

NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Cline	Duffy	Holz*	Lindgren*	Massman	McKenna	Turner
Aggregate Dollar Range of Equity Securities in all Trusts (36 funds as of December 31, 2017)	$10,001-$50,000	Over $100,000	Over $100,000	Over $100,000	None	N/A	N/A	Over $100,000	Over $100,000	Over $100,000

* Ms. Holz and Mr. Lindgren did not serve as Trustees of any Trust within the American Beacon funds complex until 2018.

Trustee Compensation

As compensation for their service to the American Beacon funds complex, including the Trust (collectively, the "Trusts"), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $10,000 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chair, Mr. Massman receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000. For her service as Board Vice Chair, Ms. Cline receives an additional annual retainer of $10,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trust to each Trustee for the fiscal year ended xx xx, 20xx.*
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation From the Trusts
INTERESTED TRUSTEES
Alan D. Feld	$15	[1]	$95,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$15		$95,000
Joseph B. Armes	$15		$95,000

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Gerard J. Arpey	$15		$95,000
Brenda A. Cline	$17	[1]	$110,500
Eugene J. Duffy	$15		$95,000
Claudia A. Holz	$15		$95,000
Douglas A. Lindgren	$15		$95,000
Richard A. Massman	$18	[1]	$120,000
Barbara J. McKenna	$16		$102,500
R. Gerald Turner	$14	[1]	$93,000

* Estimated compensation for the period xx xx, 20xx – August 31, 2018.

1 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon fund complex, which includes 1 series within the Trust, as well as 33 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, 1 series within the American Beacon Select Funds and 1 series within the American Beacon Apollo Total Return Fund.

Name (Age)	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (62)	President since 2018

President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC.; President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD. (2017-Present); President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Chairman, President and CEO, Resolute Investment Distributors, Inc (2017-Present).

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Jeffrey K. Ringdahl (42)	Vice President since 2018

Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present(2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-Present), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present).

Rosemary K. Behan (58)	Vice President, Chief Legal Officer and Secretary since 2018

Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present), Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Brian E. Brett (57)	Vice President since 2018	Senior Vice President, Head of Distribution (2012-Present); Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-2012).
Paul B. Cavazos (48)	Vice President since 2018	Chief Investment Officer and Senior Vice President of American Beacon Advisors, Inc. since 2016; Chief Investment Officer, DTE Energy Company (2007-2016).
Erica B. Duncan (47)	Vice President since 2018	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present).
Terri L. McKinney (54)	Vice President since 2018

Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present); Vice President, Enterprise Services Alpha Quant Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present).

Samuel J. Silver (54)	Vice President since 2018	Vice President, Chief Fixed Income Officer (2016-Present); Vice President, Fixed Income Investments (2011-2016), American Beacon Advisors, Inc.
Melinda G. Heika (56)	Principal Accounting Officer and Treasurer since 2018

Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present).

Sonia L. Bates (61)	Assistant Treasurer since 2018

Director, Tax and Financial Reporting, American Beacon Advisors, Inc. (2011-Present); Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Christina E. Sears (46)	Chief Compliance Officer and Assistant Secretary since 2018

Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Alpha Quant Advisors, LLC (2016-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present).
Rebecca L. Harris (51)	Assistant Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present).
Diana N. Lai (41)	Assistant Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).
Teresa A. Oxford (59)	Assistant Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present).

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CODE OF ETHICS

The Manager, the Trust, the Distributor and the Sub-Advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by the Fund. In addition, the Manager's, Distributor's and Trust's Code of Ethics requires employees to report trades in Shares of the Trust. Each Code of Ethics is available on the EDGAR Database on the SEC's website at www.sec.gov. You may also review and copy each Code of Ethics by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. In addition, copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the Sub-Advisor with respect to the Fund's assets under the Sub-Advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and Sub-Advisor, including procedures to address potential conflicts of interest between the Fund's shareholders and the Manager, the Sub-Advisor or their affiliates. The Board has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The Sub-Advisor's proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund's proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund's outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large requests for repurchase by a control person or principal shareholder could cause a repurchase offer to be oversubscribed, causing shareholders to be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

As of the date of this SAI, the Manager is the sole shareholder of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc. a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. ("Kelso") or Estancia Capital Management, LLC ("Estancia"), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager will be paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to the Fund. Operating expenses directly attributable to a specific class of Shares of the Fund are charged against the assets of that class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund's average daily "managed assets" (as defined below) that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $4 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.325%

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"Managed assets" means the total assets of the Fund (including assets attributable to the proceeds of leverage) minus accrued liabilities (other than liabilities attributable to such leverage). For purposes of calculating "managed assets," the liquidation preference of any preferred shares outstanding is not considered a liability. In addition, for purposes of calculating "managed assets," the Fund's derivative investments will be valued based on their market value.

Because the management fee received by the Manager is based on the average daily managed assets of the Fund (including any assets attributable to leverage), the Manager has a financial incentive to cause the Fund to utilize borrowings, preferred shares or other forms of leverage. This may create a conflict of interest between the Manager, on the one hand, and the holders of Shares, on the other hand.

Because the Fund has not commenced operations prior to the date of this SAI, no fees have been paid to the Manager as of the date of this SAI.

Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

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complying with reporting requirements;

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corresponding with shareholders;

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maintaining internal bookkeeping, accounting and auditing services and records; and

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supervising the provision of services to the Trust by third parties;

In addition to its oversight of the Sub-Advisor, the Manager may invest the portion of the Fund's assets that the Sub-Advisor determines to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: transaction brokerage fees, commissions and other portfolio transaction expenses relating to securities and commodity interest positions purchased and sold by the Fund; fees paid for brokerage commission analysis; borrowing costs; costs of preferred shares, commercial paper or other senior securities issued by the Fund; fees and expenses of any underlying funds in which the Fund invests; dividend and interest expenses on short positions; expenses of organizing the Fund; registration expenses; sales and repurchases expenses; subscription, placement agent and shareholder service fees; securities lending fees; certain salaries; legal, accounting and auditing expenses; shareholder and Board meeting expenses, including proxy expenses; printing and mailing expenses; pricing and valuation expenses; and any extraordinary expenses.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class shares through December 31, 2019 to the extent that operating expenses exceed 0.35% for the Y Class (excluding management fees, taxes, interest including interest on borrowings, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Board.  The Board has approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the operating expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Sub-Advisor

Sound Point Capital Management, LP will serve the Fund's investment sub-advisor (the "Sub-Advisor" or "Sound Point").  The Sub-Advisor provides day-to-day management of the Fund.  Sound Point has been registered as an investment adviser with the SEC since July 2011.  The address of Sound Point is 375 Park Ave, 33rd Floor, New York, NY 10152.  As of March 31, 2018, Sound Point had approximately $2.8 billion assets under management.

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Sound Point pursuant to which the Fund has agreed to pay Sound Point an annualized subadvisory fee based on a percentage of the Fund's average daily managed assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.80%
Over $1 billion	0.75%

Because the sub-advisory fee received by the Sub-Advisor is based on the average daily managed assets of the Fund (including any assets attributable to leverage), the Sub-Advisor has a financial incentive to cause the Fund to utilize borrowings, preferred shares or other forms of leverage. This may create a conflict of interest between the Sub-Advisor, on the one hand, and the holders of Shares, on the other hand.

Because the Fund has not commenced operations prior to the date of this SAI, no fees have been paid to the Sub-Advisor.

The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the Sub-Advisor, or by the Sub-Advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

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The Fund's Sub-Advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with the Sub-Advisor are considered affiliates of the Fund with respect to which the Sub-Advisor manages a portion of the Fund's assets.

Sound Point Capital Management, LP ("Sound Point")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Ketchum Partners, LLC	Limited Partner	Financial Services
Stephen J. Ketchum	Managing Partner	Financial Services Executive

Other Service Providers

Distributor

Resolute Investment Distributors, Inc. ("RID" or "Distributor"), located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, will serve as the distributor and principal underwriter of the Fund's Shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor is affiliated with the Manager through common ownership.

Custodian

State Street Bank and Trust Co. ("State Street"), located at 1 Iron Street, Boston, Massachusetts 02110, will serve as custodian for the Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Fund for investing certain excess cash balances in designated futures or forwards. State Street also will serve as the Fund's Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.

Transfer Agent/Distribution Disbursing Agent

DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169 will serve the transfer agent and dividend paying agent for the Fund and provides these services to Fund shareholders.

Independent Registered Public Accounting Firm

xx will serve as the Fund's independent registered public accounting firm.  xx will provide audit services and assistance and consultation in connection with the review of SEC and IRS filings and certain tax compliance services.  xx is located at xx.

Fund Counsel

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

The Portfolio Managers

The personnel of the Sub-Advisor who will have joint and primary responsibility for the day-to-day management of the Fund's portfolio are Stephen Ketchum, Rick Richert, Ryan Kohan, and Garrick Stannard (the "Portfolio Managers").

Other Accounts Managed by the Portfolio Managers

The number of accounts and assets is shown as of March 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sound Point
Stephen Ketchum	3($1.5 bil)	6($2.7 bil)	35($11.1 bil)	None	4($1.6 bil)	2($114.2 mil)
Rick Richert	1($1.1 bil)	2($1.3 mil)	29($11 bil)	None	1($175.7 mill)	1($62.1 mil)
Ryan Kohan	1($1.1 bil)	None	None	None	None	None
Garrick Stannard	None	None	None	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Sub-Advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the Sub-Advisor as of March 31, 2018.

The portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by Sound Point and the Fund will be able to identify or mitigate these conflicts of interest.

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While Sound Point will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers and Sound Point in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of Sound Point to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if Sound Point deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund's or the Other Accounts' objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio's overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund's and the Other Accounts' portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund's or Other Accounts' portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis.

Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Advisor or its affiliates consider equitable. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, Sound Point, when practicable, will cause the Fund and the Other Accounts to hold investments in the same levels of an issuer's capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Compensation

The following is a description provided by the investment Sub-Advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of xx xx, 20xx.

Sound Point's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Sub-Advisor and performance of certain accounts that the portfolio manager has primary responsibility for.  Certain portfolio managers receive part of a performance-based fee that is based on performance of certain accounts other than the Fund.  These compensation guidelines are structured to closely align the interests of employees with those of Sound Point and its clients.

Ownership of the Fund

The Portfolio Managers' beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Shares by members of the Portfolio Managers' immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The Fund had not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not beneficially own any Shares of the Fund as of the date of this SAI.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ‘‘revenue sharing.''

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

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Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the Shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in the Fund's Prospectus.

PURCHASE, REPURCHASE AND TRANSFER OF SHARES

Purchasing Shares

The Fund currently offers one class of Shares: Y Class. The Fund does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Purchases of Shares are discussed in the "How to Buy Shares" section of the Prospectus, and that information is incorporated herein by reference.

Periodic Repurchase Offers

The Fund is a closed-end interval fund and, in order to provide some liquidity to shareholders, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the Investment Company Act to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per share. Although the policy permits repurchases of between 5% and 25% of the Fund's outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. Quarterly repurchase offers will occur in the months of January, April, July and October.  Notices of each quarterly repurchase offer are sent to shareholders of record at least 21 days before the "Repurchase Request Deadline" (i.e., the latest date on which shareholders can tender their Shares in response to a repurchase offer). If you invest in the Fund through a financial intermediary, the notice will be provided to you by your financial intermediary. This notice will also be posted on the Fund's website at www.americanbeaconfunds.com.  The Fund determines the NAV applicable to repurchases no later than 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the "Repurchase Pricing Date"). The Fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund's Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, Shares are appropriate only as a long-term investment. In addition, the Fund's repurchase offers may subject the Fund and shareholders to special risks.

The section entitled "Periodic Repurchase Offers" in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Shares tendered in a repurchase offer, circumstances under which the Fund might suspend or postpone repurchase offers, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund's fundamental policies with respect to repurchase offers are discussed in "Investment Restrictions" in this Statement of Additional Information.

See "Risk Considerations – Repurchase Offers Risk" in the Prospectus for a description of the risks associated with the Fund's repurchase offers. In addition, the repurchase of Shares by the Fund will be a taxable event for shareholders. For a discussion of these tax consequences, see "Tax Information" below.

In addition to the Fund's policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its Shares on the open market or in private transactions, the making of a tender offer for such Shares, or the conversion of the Trust to an open-end investment company (as described the Prospectus under "Anti-Takeover and Other Provisions of the Declaration of Trust"). The Fund cannot assure you that its Board will decide to take or propose any of these actions.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of Shares or to make a tender offer. Interest on any borrowings to finance Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Share repurchases or tenders will reduce the Fund's net income and gains. Any Share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Investment Company Act and the rules and regulations thereunder and other applicable law.

The Fund does not currently charge a repurchase fee. However, the Fund may introduce a repurchase fee at any time by imposing a repurchase fee of up to 2% on Shares accepted for repurchase by the Fund. Any repurchase fee would be retained by the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The Fund has elected not to impose any repurchase fee on repurchases of Shares acquired through the reinvestment of distributions.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In selecting brokers or dealers to execute particular transactions, the Manager and the Sub-Advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund's NAV), and other information provided to the Fund, to the Manager and/or to the Sub-Advisor (or their affiliates), provided, however, that the Manager or the Sub-Advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Fund does not allow the Manager or Sub-Advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Fund shares by those broker-dealers. The Manager and the Sub-Advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the Sub-Advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that

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particular transaction or in terms of all the accounts over which the Manager or the Sub-Advisor exercises investment discretion. The fees of the Sub-Advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the Sub-Advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the Sub-Advisor, as applicable, to benefit their other accounts under management.

The Manager and the Sub-Advisor will place their own orders to execute securities transactions that are designed to implement the Fund's investment objective and policies. In placing such orders, the Sub-Advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the Sub-Advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio turnover increases the Fund's transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the Sub-Advisor is to seek best execution. In assessing available execution venues, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a Sub-Advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the Sub-Advisor receives any benefits from the commission recapture program. The Sub-Advisor's participation in the brokerage commission recapture program is optional. The Sub-Advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the Sub-Advisor's obligation to seek the best execution available.

The Fund had not commenced operations prior to the date of this SAI, therefore, no brokerage commissions have been paid by the Fund and the Fund has not received any amount as a result of participation in the commission recapture program.

TAX INFORMATION

The following is a brief general summary of certain material federal tax considerations affecting the Fund and its shareholders with respect to the purchase, ownership, and disposition of Shares. It is based on the Internal Revenue Code and the regulations thereunder in effect on, and judicial authorities and published positions of the IRS, and other applicable authorities, publicly available as of the date hereof, all of which are subject to change or differing interpretations (possibly with retroactive effect); no assurance can be given that future legislation, regulations, court decisions, and/or administrative pronouncements will not significantly change applicable law and materially affect the conclusions expressed herein, and any such change, even though made after an investor has invested in the Fund, could be applied retroactively. Tax matters are complicated, and this discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to an investor in light of his, her, or its particular circumstances or to shareholders (such as those enumerated in the Prospectus) who or that are subject to special federal tax rules.

Unless otherwise noted, this discussion applies only to a U.S. Shareholder (as defined in the Prospectus) that holds Shares as a capital asset (generally, an asset held for investment). If a partnership holds Shares, the federal income tax treatment of a partner in the partnership generally will depend on the partner's status and the partnership's activities.

The tax consequences of an investment in and holding Shares will depend on the particular facts of each investor's situation. Prospective investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income tax rules summarized below, and with respect to other federal, state, local, or foreign tax consequences to them, before making an investment in Shares.

Taxation of the Fund

The Fund intends to elect to be, and to qualify each taxable year for treatment as, a "regulated investment company" (as defined in section 851(a) of the Internal Revenue Code) ("RIC"). To qualify for that treatment, the Fund must, among other things:

(a) derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

(c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of that value and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of that value is invested in the securities

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(other than those of the Government or other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses ("Diversification Requirements").

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it timely distributes to its shareholders. If the Fund failed to qualify for that treatment for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes ("E&P), taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an "individual shareholder"), the part thereof that is "qualified dividend income" (as described in the Prospectus) ("QDI") would be subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $425,800 ($479,000 for married shareholders filing jointly and $452,400 for a head of household) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually); and all or part of those dividends distributions might be eligible for the dividends-received deduction allowed to corporations. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98.2% of its capital gain net income for the one-year period ending October 31 of that year plus (3) 100% of any retained amount of either from the prior year. For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays federal income tax. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

If the Fund issues preferred shares, then, at any time when preferred shares are outstanding and the Fund's assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to holders of the Shares until those requirements are satisfied. Doing so may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both.

Taxation of the Shareholders

Fund Distributions. Distributions on the Shares are generally subject to federal income tax as described in the Prospectus and below, even though those distributions may economically represent a return of part of a shareholder's investment. Such a distribution is likely to occur in respect of Shares purchased when the Fund has undistributed income or gains that are either unrealized or realized but not distributed. Those realized gains may be required to be distributed even when the Fund has unrealized losses. Distributions are taxable to a shareholder even if they are paid from net income or gains the Fund earned before the shareholder's investment (and thus included in the price the shareholder paid for Shares).

Investors also should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date for a distribution, they will pay full price for the Shares and receive some part of the price back as a taxable distribution even though it represents a partial return of invested capital.

Disposition of Shares. If Shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Under section 302(b) of the Internal Revenue Code, the Fund's repurchase of a shareholder's Shares generally will be treated as an exchange, and thus eligible for capital gain treatment, if it (1) results in a "complete termination" of the shareholder's interest in the Fund, (2) results in a "substantially disproportionate" redemption (the functional equivalent of a repurchase) with respect to the shareholder, or (3) is "not essentially equivalent to a dividend." For these purposes, (a) a "substantially disproportionate" redemption is one that reduces the shareholder's percentage interest in the Fund's voting Shares by more than 20%, and after which he or she owns a less-than-50% voting interest in the Fund, and (b) a repurchase is "not essentially equivalent to a dividend" if it results in a "meaningful reduction" of a shareholder's percentage interest in the Fund. Whether a reduction is "meaningful" depends on the particular facts and circumstances; in general, a reduction in the proportionate equity interest in the Fund of a shareholder whose interest is minimal (less than 1% should satisfy this requirement) and who does not exercise any control over or participate in the management of the Fund's corporate affairs should be treated as "not essentially equivalent to a dividend." Shareholders should consult their individual tax advisors regarding the application of these rules in their particular circumstances.

In determining whether any of the foregoing tests has been met, a shareholder must take into account not only Shares he or she actually owns but also Shares he or she is considered to own by reason of certain constructive ownership ("attribution") rules, including Shares owned by certain family members (except that, in the case of a "complete termination," a shareholder may waive attribution from family members under certain circumstances) and related entities and Shares that he or she has the right to acquire by exercise of an option.

The Fund cannot predict whether or the extent to which any repurchase offer will be oversubscribed. If any such offer is oversubscribed, proration of tenders pursuant thereto will cause the Fund to accept fewer Shares than are tendered. Therefore, a shareholder can be given no assurance that a sufficient number of his or her Shares will be purchased pursuant to any such offer to ensure that that purchase will be treated as an exchange.

If a payment by the Fund to a shareholder is not treated as in exchange for the repurchased Shares, it will be treated as a distribution under section 301 of the Code ("Section 301 distribution"). That distribution will be treated as a dividend to the extent it is made out of the Fund's E&P and will be

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fully taxable as ordinary income (or QDI) without regard to the shareholder's adjusted basis in his or her Shares. To the extent the distribution is not made out of the Fund's E&P, it will reduce the shareholder's adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the shareholder's holding period for the Shares.

If any shareholder is treated as receiving a Section 301 distribution pursuant to a repurchase offer, there is a risk that the non-tendering shareholders whose percentage interests in the Fund increase as a result thereof (whether because they do not tender Shares or sell only a portion of their Shares while their percentage interests in the Fund nevertheless increase) may be deemed to have received a constructive taxable distribution from the Fund, in an amount equal to the increase in percentage ownership, that is taxable as a dividend, unless the purchase is "incident to an isolated redemption of stock (for example, pursuant to a tender offer)." The Fund's planned periodic repurchase offers might not qualify as being incident to "isolated redemptions."

FATCA. As mentioned in the Prospectus, under the Foreign Account Tax Compliance Act ("FATCA"), "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of any repurchase of Shares it pays after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Non-U.S. Shareholders. Dividends the Fund pays to a shareholder who is a nonresident alien individual or foreign entity (each, a "non-U.S. Shareholder") -- other than (1) dividends paid to a non-U.S. Shareholder whose ownership of Shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, "interest-related dividends" and "short-term capital gain dividends," to non-U.S. Shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount ("OID"), interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. Non-U.S. Shareholders are urged to consult their own tax advisors concerning the applicability of that withholding tax.

Tax Consequences of Certain Investments

Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as "qualifying income" under the Income Requirement.

Some of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur, and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

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Certain Derivatives. Some futures contracts, foreign currency contracts traded in the interbank market, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index, but excluding listed options to buy or sell stock) — except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay distributions of the gain without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Securities Issued or Purchased at a Discount; PIKs. The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income each taxable year securities it receives as "interest" on PIKs (i.e., payment-in-kind securities). Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Foreign Securities. Interest and dividends the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

REITs. The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 ("Notice") announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income ("UBTI")) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to it shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting "that are nominees" for "that are not ‘disqualified organizations'" in clause (3) and inserting "record" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the Fund's also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in the annual Forms 1099, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send amended forms).

* * * * *

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The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund's activities, and this discussion is not intended to be a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and their purchasing, holding and disposing of Shares.

DESCRIPTION OF THE TRUST

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following is a brief description of the anticipated capital structure of the Trust. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Trust's By-Laws, as amended and restated through the date hereof (the "By-Laws"). The Declaration and By-Laws are each exhibits to the registration statement of which this Prospectus is a part.

The Fund is a series of the Trust, a statutory trust established under the laws of the State of Delaware by the Certificate of Trust dated January 12, 2018. The Declaration provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Declaration authorizes the issuance of an unlimited number of shares of beneficial interest, with or without par value. The Fund currently offers one class of Shares: Y Class. The fees and expenses for the Fund are set forth in "Summary of Fund Expenses" in the Prospectus.

Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. All Shares have equal rights to the payment of distributions and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable by the Trust and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund pro rata among the holders of the Shares.

The Board may classify or reclassify any issued or unissued shares of the Trust into shares of any series or class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration and the Investment Company Act.

Preferred shares may be issued in one or more series or classes, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the shareholders.

The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person's status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares, including Y Class Shares, of the Fund entitle their holders to one vote for each Share held. Each fractional Share shall be entitled to a proportionate fractional vote.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.

The following table shows the amounts of Shares of the Fund that were authorized and outstanding as of xx xx, 20xx:

(1)	(2)	(3)	(4)
Share Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Shown Under Column (3)
Y	Unlimited	[0]	$xx

As noted under "Leverage," the Fund may add leverage to its portfolio by utilizing borrowing for other than temporary or emergency purposes, investments in certain derivatives, such as credit default swaps, total return swaps (including contracts for difference), and forward contracts (including foreign currency exchange contracts), and engaging in forward-commitment transactions, such as when-issued and delayed-delivery transactions, or reverse repurchase transactions.

Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Shares, including the Y Class Shares.  Additionally, holders of preferred shares would have the right to separately elect two Trustees of the Fund, voting separately as a class.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration and the By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status.

A Trustee may be removed from office with or without cause by a written instrument signed or adopted by two-thirds of the Trustees, based on the total number of Trustees prior to such removal. A Trustee may be removed from office only with cause by a vote of the holders of at least two-thirds of the total shares of the Trust issued and outstanding at a meeting called by shareholders owning at least 25% of the outstanding shares of the Trust.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Trust's shares entitled to vote on the matter, or the holders of at least seventy-five percent (75%) of the shares of each series or class affected by the matter, voting as separate series or

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classes, to authorize certain transactions not in the ordinary course of business, including: (1) the termination, merger, reorganization or consolidation, or liquidation of the Trust or any series or class thereof not initially proposed by the Board; (2) the sale or conveyance of all or a substantial part of the Trust's assets; (3) with certain exceptions, the sale, lease or exchange (in one or a series of transactions in any 12-month period) of any assets of the Trust or any series thereof having an aggregate fair market value of $1,000,000 or more to any "Principal Shareholder" (as defined below); or (4) with certain exceptions, the sale, lease or exchange to the Trust or any series or class thereof, in exchange for shares of the Trust (in one or a series of transactions in any 12-month period), the assets of any principal shareholder having an aggregate fair market value of $1,000,000 or more, unless such transaction has been approved by a "Supermajority" (defined as two-thirds) of the Trustees. The term "Principal Shareholder" means any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of the Trust or any series or class and shall include any Associates or Affiliates of such person or entity. The term "Affiliate" and "Associate" shall have the meaning ascribed to each such respective term in Rule 12b-2 under the Securities Exchange Act of 1934. The Board has the power to allow, by vote of a Supermajority of the Trustees, including a Supermajority of the independent Trustees, a lesser vote to approve the above transactions to the extent not otherwise addressed by the Declaration or by applicable law.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the shares of the Trust entitled to vote on the matter, or the holders of at least seventy-five percent (75%) of each series or class of shares affected by the matter, voting as separate series or classes, to authorize a conversion of the Trust from a closed-end investment company to an open-end investment company, unless the conversion is authorized by a majority of the Trustees (in which case shareholders would have only the minimum voting rights required by the Investment Company Act with respect to the conversion).

The percentage vote required under these provisions is higher than the vote otherwise required by the Declaration or by the Investment Company Act. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Trust or the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust or the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies.

The Declaration also requires that prior to bringing a derivative action, a demand must first be made on the Board by shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold shares representing twenty-five percent (25%) of more of the issued and outstanding shares of the Trust, or twenty-five percent (25%) or more of the issued and outstanding shares of the series or class to which the action relates if it does not relate to all series or classes. A decision by a majority of the Trustees, including a majority of the independent Trustees, or, if the Trustees have appointed a committee to consider the demand, the majority of that committee, that maintaining a derivative suit would not be in the best interests of the Trust or the affected series or class and to reject the demand, shall be final and binding upon the shareholders and judicially unreviewable.

Reasonable expenses, including reasonable attorney's fees, may be assessed against a shareholder who brings a derivative action and does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought. There may also be additional requirements or restrictions on shareholder derivative lawsuits involving the Fund imposed by law.

The Declaration provides that, in accordance with the Delaware Statutory Trust Act, any suit against the Trust, any series or class, or the Trustees or officers of the Trust shall be brought exclusively in the State of Delaware. The Declaration also includes a provision that any shareholder bringing an action against the Trust, any series or class, or the Trustees or officers of the Trust waives the right to trial by jury to the fullest extent permitted by law.

While some of the provisions described above are permitted by Delaware law, certain of the provisions described above are neither permitted nor prohibited by Delaware law. A final judgment by a court about these provisions has not been made as of the date of this Prospectus and it is not clear what judgment a court would reach regarding these provisions.

The Trust's By-Laws contain advance notice provisions the effect of which is to prevent matters, including nominations of Trustees, from being considered at a shareholders' meeting where the Trust has not yet received certain information. The By-Laws require that certain information be included in any shareholder request for a special meeting of shareholders or a separate shareholder proxy in connection with a shareholder meeting called by the Trust on its own behalf or on behalf of another shareholder. This includes information as to any person who a shareholder proposes to nominate for election or reelection as a Trustee or a description of any other business that the shareholder proposes to bring before the meeting.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the By-Laws, both of which are on file with the SEC.

Shareholder Liability

Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation's shareholders, shareholders of the Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Fund. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations. The Fund has not engaged in any other business.

Liability of Trustees

The Declaration of Trust provides that the obligations of the Trust are not binding upon the Trustees of the Trust individually, but only upon the assets and property of the Trust or a series thereof, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the

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Declaration of Trust, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

OTHER INFORMATION

Each Share represents a proportional interest in the assets of the Fund. Each Share has one vote at shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, holders of Shares are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the "Registration Statement"), relating to the Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

[To be added by subsequent amendment.]

33

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon's interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund's shares in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND
AMERICAN BEACON APOLLO TOTAL RETURN FUND

PROXY VOTING POLICY AND PROCEDURES

Last Amended February 28, 2018

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds ("Beacon Funds"), the American Beacon Select Funds ("Select Funds"), the American Beacon Institutional Funds Trust ("Institutional Funds"), the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). Therefore, this Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds' respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager's interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.

34

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

35

APPENDIX B

SOUND POINT CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority ("Client Proxies") is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this "Policy").

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point's compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point's investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as "credit positions"). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. In the absence of a specific duty, if Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the client account, Sound Point may not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client's best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients, Client accounts that specifically instructed Sound Point to vote proxies). With respect to ERISA clients, Sound Point will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.

Proxy Voting Procedures

Procedures

The CCO or their designee is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point has retained BroadRidge/ProxyEdge to assist it in coordinating and voting Client Proxies. The CCO or his designee will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client's interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

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Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client's proxies for the past 5 years. The summary of this Policy included in Sound Point's Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i) a copy of this Policy;
(ii) a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;
(iii) a record of each vote cast by Sound Point on behalf of its Clients;
(iv) a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and
(v) a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Additionally Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.

Sound Point will retain each of the records listed above in accordance with Sound Point's Policy Regarding Recordkeeping.

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PART C. OTHER INFORMATION

Item 25.	Financial Statements and Exhibits.

1.		Financial Statements

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm — (to be filed by amendment)

Financial Statement and Notes to Financial Statement — (to be filed by amendment)
The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.  A Financial Statement indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.

2.		Exhibits

(a)	(1)	Certificate of Trust — (filed herewith)
	(2)	Agreement and Declaration of Trust — (filed herewith)
(b)		By-Laws — (to be filed by amendment)
(c)		Not applicable
(d)		Shareholders rights are contained in the portions of the Agreement and Declaration of Trust and By-Laws relating to shareholders’ rights
(e)		Not applicable
(f)		Not applicable
(g)	(1)	Form of Management Agreement between American Beacon Sound Point Enhanced Income Fund and American Beacon Advisors, Inc. — (filed herewith)
	(2)	Form of Investment Advisory Agreement among American Beacon Sound Point Enhanced Income Fund, American Beacon Advisors, Inc. and Sound Point Capital Management, LP — (filed herewith)
(h)		Distribution Agreement by and between American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund and Resolute Investment Distributors, Inc. — (filed herewith)
(i)		Not applicable
(j)		Form of Custodian Agreement between American Beacon Sound Point Enhanced Income Fund and State Street Bank and Trust Company — (to be filed by amendment)
(k)	(1)	Form of Transfer Agency and Service Agreement between American Beacon Sound Point Enhanced Income Fund and DST Asset Manager Solutions, Inc. — (to be filed by amendment)
	(2)	Form of Administrative Services Agreement between American Beacon Sound Point Enhanced Income Fund and State Street Bank and Trust Company — (to be filed by amendment)
	(3)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Sound Point Enhanced Income Fund — (to be filed by amendment)
(l)		Opinion and consent of counsel — (to be filed by amendment)
(m)		Not applicable

(n)		Consent of Independent Registered Public Accounting Firm — (to be filed by amendment)
(o)		Not applicable
(p)		Letter of investment intent — (to be filed by amendment)
(q)		Not applicable
(r)	(1)
Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and Resolute Investment Distributors, Inc. — (filed herewith)

	(2)	Code of Ethics of Sound Point Capital Management, L.P. — (filed herewith)
Other Exhibit
Powers of Attorney for Trustees of American Beacon Sound Point Enhanced Income Fund — (filed herewith)

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

SEC Registration and Filing Fees	$	[ ]
Accounting Fees		[ ]
Blue Sky Fees		[ ]
FINRA Fees		[ ]
Legal Fees		[ ]
Miscellaneous Fees		[ ]
Printing		[ ]
Total Fees	$	[ ]

Item 28.	Persons Controlled by or under Common Control with Registrant

It is anticipated that American Beacon Advisors, Inc. will own all of the outstanding shares of the Registrant on the commencement date. American Beacon Advisors, Inc. is a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc. a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC ("Estancia"), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of [    ] of each class of securities of the Registrant.

Title of Class	Number of Record Holders
[ ]	[ ]

Item 30.	Indemnification

Article VII of the Declaration of Trust of the Trust provides that:

Section 7.2           Limitation of Liability. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence.  The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or any Series or the Trustees or officers by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.  At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking or any Series made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Delaware Secretary of State and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate.  The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 7.5            Indemnification.

(a)	Subject to the exceptions and limitations contained in subsection (b) below:

(i)
every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)
Subject to the provisions of this Section 7.5, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii)
as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b)	To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person;

(i)
who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii)
in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office:  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)
To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e)
To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 7.5, shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.  The advancement of any expenses pursuant to this Section 7.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f)
Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g)
Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 7.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 7.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.6(a) and (b).

Section 7.6            Further Indemnification.  Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.  Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 8.3 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII unless otherwise required under applicable law.

The Registrant’s Management Agreement and Investment Advisory Agreement are expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and/or officers under certain circumstances.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Securities Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.

I.	Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant.  It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Sonia L. Bates; Asst. Treasurer, Dir. Tax & Financial Reporting
Asst. Treasurer, American Beacon Funds Complex; Asst. Treasurer, Lighthouse Holdings, Inc.; Asst. Treasurer, Lighthouse Holdings Parent, Inc.; Asst. Treasurer, American Private Equity Management, L.L.C.; Asst. Treasurer, Resolute Investment Managers, Inc.; Asst. Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd.

Rosemary K. Behan; Secretary
Secretary, American Beacon Funds Complex; Secretary, Lighthouse Holdings, Inc.; Secretary, Lighthouse Holdings Parent, Inc.; Secretary, American Private Equity Management, L.L.C.; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, Resolute Investment Managers, Inc.; Secretary, American Beacon Cayman Transformational Innovation Company, Ltd.

Christopher L. Collins; Director
Manager; APEM, L.L.C.; Director; ABA, Inc.; President and Director; Resolute Investment Managers, Inc.; President and Director; Resolute Acquisition, Inc.; President and Director; Resolute Topco, Inc.; Vice President and Director; Resolute Investment Holdings, LLC.

Stephen C. Dutton; Director
Manager; APEM, L.L.C.; Vice President & Treasurer and Director; Resolute Investment Managers, Inc., Vice President & Treasurer and Director; Resolute Acquisition, Inc., Vice President & Treasurer and Director; Resolute Topco, Inc., Vice President and Director; Resolute Investment Holdings, LLC.

Melinda G. Heika; Treasurer
Treasurer, American Beacon Funds Complex; Treasurer, Lighthouse Holdings, Inc.; Treasurer, Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C.; Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, Resolute Investment Managers, Inc.; Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd.

Takashi B. Moriuchi; Director	Manager; APEM, L.L.C.; Director; Resolute Investment Managers, Inc., Director; Resolute Acquisition, Inc., Director; Resolute Topco, Inc., Director; Resolute Investment Holdings, LLC.
Gene L. Needles, Jr.; Director, President and Chief Executive Officer
President, American Beacon Funds Complex; Director, President, Lighthouse Holdings, Inc.; President, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Resolute Investment Managers, Inc.; Director, Resolute Acquisition, Inc.; Director, Resolute Topco, Inc., President & CEO, Resolute Investment Holdings, LLC; Director, ARK Investment Management LLC; Director, Shapiro Capital Management LLC; Director and President, American Beacon Cayman Transformational Innovation Company, Ltd.

Jeffrey K. Ringdahl; Chief Operating Officer
Senior Vice President, American Beacon Funds Complex; Senior Vice President, Lighthouse Holdings, Inc.; Senior Vice President, Lighthouse Holdings Parent, Inc.; Vice President, American Private Equity Management; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Resolute Investment Managers, Inc.; Director, Resolute Acquisition, Inc.; Director, Resolute Topco, Inc., Chief Operating Officer, Resolute Investment Holdings, LLC; Director, Shapiro Capital Management LLC; Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd.

The principal address of the Manager, the American Beacon Funds, American Private Equity Management, L.L.C., and Resolute Investment Holdings, LLC, and Lighthouse Holdings Parent, Inc. is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

II.	Business and Other Connections of Investment Adviser

Sound Point Capital Management, LP (“Sound Point”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Sound Point Floating Rate Income Fund. The principal address of Sound Point is 375 Park Avenue, 33rd Floor, New York, NY 10152. Information as to the officers and directors of Sound Point is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 157479), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian and fund accounting agent at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust's investment advisers at the addresses listed in Item 31 above.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.         Not applicable.

6.         The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on April 6, 2018.

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	April 6, 2018
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 6, 2018
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	April 6, 2018
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	April 6, 2018
Joseph B. Armes

Gerard J. Arpey*	Trustee	April 6, 2018
Gerard J. Arpey

Brenda A. Cline*	Trustee	April 6, 2018
Brenda A. Cline

Eugene J. Duffy*	Trustee	April 6, 2018
Eugene J. Duffy

Alan D. Feld*	Trustee	April 6, 2018
Alan D. Feld

Claudia A. Holz*	Trustee	April 6, 2018
Claudia A. Holz

Douglas A. Lindgren *	Trustee	April 6, 2018
Douglas A. Lindgren

Richard A. Massman*	Chairman and Trustee	April 6, 2018
Richard A. Massman

Barbara J. McKenna*	Trustee	April 6, 2018
Barbara J. McKenna

R. Gerald Turner*	Trustee	April 6, 2018
R. Gerald Turner

*By	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:

(a)(1)	Certificate of Trust
(a)(2)	Agreement and Declaration of Trust
(g)(1)	Form of Management Agreement between American Beacon Sound Point Enhanced Income Fund and American Beacon Advisors, Inc.
(g)(2)	Form of Investment Advisory Agreement among American Beacon Sound Point Enhanced Income Fund, American Beacon Advisors, Inc. and Sound Point Capital Management, LP
(h)	Distribution Agreement by and between American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund and Resolute Investment Distributors, Inc.
(r)(1)
Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and Resolute Investment Distributors, Inc.

(r)(2)	Code of Ethics of Sound Point Capital Management, L.P.

Other Exhibit
Powers of Attorney for Trustees of American Beacon Sound Point Enhanced Income Fund